UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Core Molding Technologies, Inc.
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CORE MOLDING TECHNOLOGIES, INC.
800 Manor Park Drive
Columbus, Ohio 43228
(614) 870-5000

April 7, 2021

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Core Molding Technologies, Inc. to be held at 800 Manor Park Drive, Columbus, Ohio, on May 13, 2021, at 9:00 a.m., Eastern Daylight Savings Time. Further information about the meeting and the matters to be considered is contained in the formal Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages.

This has been an eventful year for our company with many accomplishments:

•We successfully completed the operational turnaround started in the fourth quarter of 2018.
•We improved our safety, quality and delivery performance.
•We returned to profitability for the first time since 2017 with 2020 net income of $8.2 million.
•We won the new Ford Bronco roof program.
•We refinanced our existing credit facility with a new facility providing additional liquidity and lower financing costs.

I want to thank the entire team for their accomplishments and overcoming the many challenges of 2020.

We had some changes to our board in 2020. In June, I had the honor of being elected as Chairman of the Board upon James Simonton’s retirement. Jim served as Chairman of the Board since 2011. I want to thank Jim for his leadership and contributions as Chairman. In September, we welcomed Sandra Kowaleski to our board as an independent director. Her extensive global manufacturing operations experience and materials and chemical background have made her a valuable addition to our Board.

It is important that your shares be represented at this meeting. Whether or not you plan to attend, we hope that you vote using one of the available voting options outlined on your proxy card.

Sincerely,

Thomas R. Cellitti
Chairman of the Board

CORE MOLDING TECHNOLOGIES, INC.
800 Manor Park Drive
Columbus, Ohio 43228
(614) 870-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 13, 2021

To Our Stockholders:

Core Molding Technologies, Inc. (the "Company") will hold its 2021 Annual Meeting of Stockholders on May 13, 2021 at 9:00 a.m., Eastern Daylight Savings Time, at 800 Manor Park Drive, Columbus, OH, for the following purposes:

1.	to elect seven (7) directors to comprise the Board of Directors of the Company;

2.	to approve the Core Molding Technologies, Inc. Long-Term Equity Incentive Plan;

3.	to hold an advisory vote relating to the compensation of our named executive officers;

4.	to ratify the appointment of Crowe LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021; and

5.	to consider and act upon other business as may properly come before the meeting and any adjournments or postponements of the meeting.

The foregoing matters are described in more detail in the Proxy Statement, which is attached to this notice. Only stockholders of record at the close of business on March 29, 2021, the record date, are entitled to receive notice of and to vote at the meeting.

We desire to have maximum representation at the meeting and respectfully request that you date, execute and promptly mail the enclosed proxy in the postage-paid envelope provided. You may revoke a proxy by notice in writing to the Secretary of the Company at any time prior to its use.

BY ORDER OF THE BOARD OF DIRECTORS

John P. Zimmer
Executive Vice President, Secretary, Treasurer, and Chief Financial Officer

April 7, 2021

CORE MOLDING TECHNOLOGIES, INC.
800 Manor Park Drive
Columbus, Ohio 43228
(614) 870-5000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
May 13, 2021

GENERAL INFORMATION

Solicitation
The Board of Directors of the Company (the "Board of Directors" or "Board" and individually, a "director" or "directors") is soliciting the enclosed proxy. In addition to the use of the mail, directors and officers of the Company may solicit proxies, personally or by telephone. The Company will not pay its directors and officers any additional compensation for the solicitation.

Broadridge Financial Solutions, Inc. will conduct proxy distribution and tabulation on behalf of the Company. The Company will reimburse Broadridge Financial Solutions, Inc. for reasonable expenses incurred for these services. The Company will make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy distribution material to beneficial owners of the common stock of the Company. The Company will reimburse those brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses.

The Company will pay all expenses of the proxy distribution and tabulation. Except as otherwise provided, the Company will not use specially engaged employees or other paid solicitors to conduct any proxy solicitation.

Voting Rights and Votes Required
Holders of shares of the common stock of the Company at the close of business on March 29, 2021, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting. On the record date, the Company had 8,476,047 shares of common stock issued.

Each outstanding share of common stock on the record date is entitled to one vote on all matters presented at the annual meeting. The presence, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast will constitute a quorum for the transaction of business at the annual meeting. No business, other than adjournment, can be conducted at the annual meeting unless a quorum is present in person or by proxy.

Abstentions will count as shares present in determining the presence of a quorum for a particular matter. Abstentions, however, will not count as votes cast in determining the approval of any matter by the stockholders. Broker non-votes are shares held of record by brokers or other nominees that are present in person or by proxy at the meeting, but are not voted because instructions have not been received from the beneficial owner with respect to a particular matter over which the broker or nominee does not have discretionary authority to vote. Broker non-votes are counted toward the establishment of a quorum. If you do not return a proxy card and your shares are held in "street name," your broker may be permitted, under applicable rules of the self-regulatory organizations of which it is a member, to vote your shares in its discretion on certain matters that are deemed to be routine, such as ratification of the appointment of our independent registered public accounting firm. Proposals 1, 2 and 3 as referenced in the Company's Notice of Annual Meeting of Stockholders are considered to be non-routine, and Proposal 4 is considered to be routine. Accordingly, if you do not provide voting instructions to your brokerage firm or other entity holding your shares, your brokerage firm or other entity holding your shares will not be permitted to vote your shares on Proposals 1, 2 and 3 and will be permitted to vote your shares on Proposal 4, at its discretion. Accordingly, the Company requests that you promptly provide your broker or other nominee with voting instructions if you want your shares voted for non-routine matters and to carefully follow the instructions your broker gives you pertaining to their procedures.

The Board of Directors has adopted a plurality plus voting policy (the "Voting Policy"). Pursuant to the Voting Policy, any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for'' such election shall submit his or her offer of resignation for consideration by the Board within 90 days from the date of the election, and shall recuse himself or herself from all deliberations on his or her resignation. The Board shall consider all of the relevant facts and circumstances in its consideration of the action to be taken with respect to such offer of resignation. To the extent that any resignation is accepted, the Board will consider whether to fill such vacancy or vacancies or to reduce the size of the Board. Therefore, each of the seven directors will be elected in accordance with the Voting Policy by a plurality plus standard of votes cast by stockholders of record on the record date and present at the annual meeting, in person or by proxy. Cumulative voting in the election of directors will not be permitted.

The Company is seeking stockholder ratification of the appointment of its independent registered public accounting firm. While ratification is not required by law, the affirmative vote of a majority of the votes cast by stockholders of record on the record date and present at the annual meeting, in person, or by proxy, would ratify the selection of Crowe LLP ("Crowe") as the independent registered public accounting firm for the current year.

Voting of Proxies
Shares of common stock represented by all properly executed proxies received prior to the annual meeting will be voted in accordance with the choices specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares will be voted:

•FOR the election as directors of the nominees named in this Proxy Statement until their successors are elected and qualified;

•FOR the resolution to approve the Core Molding Technologies, Inc. Long-Term Equity Incentive Plan;

•FOR the resolution to approve the advisory vote for 2020 compensation of the named executive officers; and

•FOR the ratification of the appointment of Crowe LLP ("Crowe") as the independent registered public accounting firm for the Company for the year ending December 31, 2021.

Management of the Company and the Board of Directors of the Company know of no matters to be brought before the annual meeting other than as set forth in this Proxy Statement. If, however, any other matter is properly presented to the stockholders for action, it is the intention of the holders of the proxies to vote at their discretion on all matters on which the shares of common stock represented by proxies are entitled to vote.

Revocability of Proxy
A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before the authority granted by the proxy is exercised. A stockholder may revoke a proxy by delivering a written statement to the Secretary of the Company that the proxy is revoked.

Annual Report
The Annual Report on Form 10-K for the year ended December 31, 2020 of the Company, which includes financial statements and information concerning the operations of the Company, accompanies this Proxy Statement. The Annual Report is not to be regarded as proxy solicitation materials.

Stockholder Proposals
Any stockholder who desires to present a proposal for consideration at the 2022 annual meeting of stockholders must submit the proposal in writing to the Company. If the proposal is received by the Company prior to the close of business on December 8, 2021, and otherwise meets the requirements of applicable state and federal law, the Company will include the proposal in the proxy statement and form of proxy relating to the 2022 annual meeting of stockholders. The Company may confer on the proxies for the 2022 annual meeting of stockholders discretionary authority to vote on any proposal, if the Company does not receive notice of the proposal by February 21, 2022.

Stockholder Director Nominees
Any stockholder who desires to present nomination for a director must do so pursuant to the deadlines and procedures and in the manner as stated in the Corporate Governance section under the Nominating and Corporate Governance Committee section of the Board Meetings and Committees subsection thereunder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 13, 2021
The Proxy Statement, proxy card, and Annual Report to stockholders, which includes the Form 10-K for the year ended December 31, 2020, are available at http://colsec.coremt.com.

CORPORATE GOVERNANCE

Corporate Governance Highlights
We are committed to creating strong corporate governance practices that promote independence, transparency and accountability for all of our stockholders. Highlights of our corporate governance practices include:

•Declassified Board in which all directors stand for reelection each year
•All director nominees other than our CEO are independent
•100% independent key board committees
•Independent Chairman
•Annual elections for directors with "plurality plus" voting standard
•Ability for stockholders to call a special meeting
•Strong risk oversight at the Board and committee levels
•Anti-hedging and anti-pledging policies
•Independent compensation consultant
•A formal Board approved Code of Conduct and Ethics
•Board oversight of sustainability focused on product, environmental and social matters

The Board of Directors - Independence
Of the directors who presently serve on the Company's Board of Directors, the Board has affirmatively determined that Members Cellitti, Crowley, Hellmold, Jauchius, Kowaleski and Smith meet the standards of independence under NYSE American LLC exchange listing standards. In making this determination, the Board of Directors considered all facts and circumstances the Board of Directors deemed relevant from the standpoint of each of the directors and from that of persons or organizations with which each of the directors has an affiliation, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships among others. In making this determination, the Board of Directors has relied upon both information provided by the directors and information developed internally by the Company in evaluating these facts.

Board Leadership Structure
The Chairman of the Board (the “Chairman”) is a director and presides at meetings of the Board. The Chairman is elected on an annual basis by at least a majority vote of the remaining directors. Historically, the offices of Chairman of the Board and Chief Executive Officer have been separated. Such separation enables the Chairman to devote his time to managing the Board and the Chief Executive Officer to focus on the operations of the Company. The Company has no fixed policy with respect to separation of the offices of the Chairman of the Board and Chief Executive Officer; however, the Board believes it is in the best interests of the Company and its stockholders to separate these positions. Thomas R. Cellitti has served as the Company's Chairman of the Board since June 15, 2020.

Risk Oversight
The Board has an active role, as a whole and at the committee level, in overseeing the management of the Company's risks. The Company has adopted an enterprise risk management assessment process to identify, assess and prepare for potential events which may affect the Company’s operations. The risk assessment is regularly reviewed by the Board of Directors. The Board reviews information regarding the Company's operations and liquidity, as well as the related risks. The Board reviews and approves the Company's annual operating and capital plans. The Compensation Committee reviews the Company's incentive compensation arrangements to determine whether they encourage excessive risk taking, reviews the relationship between risk management policies and compensation, and evaluates compensation policies that could mitigate any such risk. The Audit Committee oversees the management of financial risks. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board of Directors and overall corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed about risks through committee minutes and reports at Board meetings. The entire Board manages risks associated with environmental and social matters.

The Compensation Committee, consisting of Board Members Hellmold, Cellitti, Kowaleski and Smith, recommends to the Board of Directors compensation policies as they relate to the Company's named executive officers and directors, and also considers the overall policies and practices utilized by senior management with respect to establishing compensation for all other employees. The Compensation Committee considers the risk assessments of the Company's Chief Executive Officer and Chief Financial Officer as part of its duties to review and recommend the current compensation packages to the Board. The Compensation Committee believes that the Company’s policies and practices with respect to compensation are not reasonably likely to have a material adverse effect on the Company. In reaching the foregoing conclusions, both the Compensation Committee and the Chief Executive Officer and Chief Financial Officer assessed the risks associated with the Company’s compensation policies and practices. The basis for these conclusions included: (i) a consideration of the Company's existing compensation programs, and the allocation between each primary component of compensation (base salary, annual short-term incentives, bonus, and long-term equity based compensation); and (ii) a consideration of the risks associated with the Company's business, and whether the Company's compensation policies and practices increased those risks. Based on the foregoing, the Compensation Committee recommended, and all of the independent members of the Board approved, the Company's compensation programs, and in connection with such approval concluded that the risks associated with the Company's compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Responsiveness to Stockholder Feedback
The Board values and appreciates stockholder feedback and seeks to maintain open lines of communication with all of our stockholders.

At our 2020 Annual Meeting, while our directors all received support from a majority of votes cast, a meaningful number of votes were cast against several of our proposals. The Board recognized that there were issues that needed to be addressed. The Company reached out to stockholders representing 65% of outstanding shares cast against our proposals and reviewed the investor voting policies to better understand and address any concerns. Based on this review, we concluded that the issues that impacted voting were primarily related to board diversity and the adoption of our one-year, limited duration stockholder rights plan in April 2020.

The Board believes in the value of diversity and having an inclusive environment in the boardroom. On September 21, 2020, Sandra Kowaleski was appointed to the Board, providing an additional valuable perspective based on her extensive global manufacturing operations experience and background in the material and chemical space.

In addition, the limited duration stockholder rights plan that was adopted on April 21, 2020 was designed to protect against future use of coercive or abusive takeover techniques to help ensure the Company’s stockholders were not deprived of the opportunity to realize the full and fair value of their investment. In adopting the plan, the Board had taken note of the unprecedented impact of the COVID-19 pandemic, the substantial increase in trading volume and market volatility and the significant impact across the manufacturing industry from the pandemic. On March 31, 2021, the Company accelerated the expiration of the stockholder rights plan originally scheduled to expire April 20, 2021, and does not intend to renew it.

Commitment to Sustainability
The Board and Management is dedicated to improving sustainability by considering environmental and social impacts of decisions we make every day. Sustainability is an essential component of the Company’s strategic planning and enterprise risk assessment process. Our approach to sustainability focuses on three areas: (i) products and processes, (ii) environmental and (iii) social issues. Company processes such as an active ISO 14001 compliant environmental management system, documented safety procedures, human rights policies, use of alternative and recyclable material initiatives, scrap reduction targets and offering of recyclable thermoplastic products are all part of the framework of improving sustainability.

Board Meetings and Committees
The Board of Directors met five times during the year ended December 31, 2020. During that period, each of the directors attended 100% of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board of Directors on which each director served.

Compensation Committee
The Company has a Compensation Committee, which consists of Board Members Hellmold (Committee Chair), Cellitti, Kowaleski and Smith, who are all deemed independent directors under NYSE American LLC listing standards. The Compensation Committee is governed by a charter, which was adopted August 28, 2012. A copy of the Compensation Committee Charter is available on the Company's website at www.coremt.com. In accordance with its written charter, the Compensation Committee performs the duty of reviewing, evaluating and making recommendations to the Board concerning the form and amount of compensation paid to the executive officers and directors of the Company, with a majority of directors, who are independent under NYSE American LLC listing standards, required to effect a decision.

All of the Compensation Committee members are familiar with the standard compensation levels in similar industries, and are knowledgeable regarding the current trends for compensating executive officers. The Compensation Committee may also obtain analysis and advice from an external compensation consultant to assist with the performance of its duties under its charter. The Compensation Committee retained Pearl Meyer & Partners (“Pearl Meyer”), a leading advisor on executive compensation, to assist in reviewing appropriate 2020 compensation programs. In this regard, Pearl Meyer compiled competitive data for base salaries, non-equity compensation, and equity incentive awards from a peer group of companies to be used to benchmark the appropriateness and competitiveness of our executive compensation. During 2020, there were no fees paid to Pearl Meyer for services that were not related exclusively to executive or director compensation. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to Securities and Exchange Commission ("SEC") rules and determined that Pearl Meyer is independent and its work for the Compensation Committee does not raise any conflict of interest.

The Compensation Committee makes all recommendations regarding the executive officers' compensation, subject to ratification by the independent members of the Board, after consulting with its advisors, in executive session where no management employees are present. While the Chief Executive Officer and Chief Financial Officer attend Compensation Committee meetings regularly by invitation, all final deliberations are held and all final recommendations are made by the Compensation Committee in executive session, where no management employees are present. For additional information regarding the operation of the Compensation Committee, see "Compensation Discussion and Analysis" within this proxy statement. The Compensation Committee held three meetings during 2020.

Audit Committee
The Company has an Audit Committee, which consists of Board Members Jauchius (Committee Chair), Crowley, Hellmold, and Smith, each of whom are "independent" as that term is defined under NYSE American LLC listing standards. The Board has determined that Jauchius, Crowley, Hellmold, and Smith each qualify as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K (17 CFR §229.407(d)(5)(ii)) as promulgated by the SEC. The principal function of the Audit Committee is to review and approve the scope of the annual audit undertaken by the independent registered public accounting firm of the Company and to meet with them to review and inquire as to audit functions and other financial matters and to review the interim, quarterly financial statements and year-end audited financial statements. For a more detailed description of the role of the Audit Committee, see "Report of the Audit Committee" below. The Audit Committee discussed the interim financial information contained in quarterly earnings announcements with both management and the independent auditors prior to the public release of quarterly information. The Audit Committee is governed by a charter as most recently reaffirmed by the Board of Directors on March 5, 2021. A copy of the Audit Committee Charter is available on the Company's website at www.coremt.com. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee met four times during the year ended December 31, 2020.

Nominating and Corporate Governance Committee
The Company has a Nominating and Corporate Governance Committee consisting of Board Members Crowley (Committee Chair), Cellitti, Hellmold, and Jauchius each of whom are independent under NYSE American LLC listing standards. The principal function of the Nominating and Corporate Governance Committee is to recommend candidates for membership on the Board of Directors and to oversee corporate governance. A copy of the Nominating and Corporate Governance Committee Charter is available on the Company's website at www.coremt.com. The Nominating and Corporate Governance Committee held three meetings during 2020.

In identifying and evaluating nominees for director, the Nominating and Corporate Governance Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board is comprised of directors who possess knowledge in areas that are of importance to the Company. In addition, the Nominating and Corporate Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an "audit committee financial expert." The Nominating and Corporate Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. At times, the Committee will retain an executive search firm to assist in identifying candidates with the required expertise. The Board values diversity and is committed to identifying nominees with diverse perspectives and having an inclusive environment. The Nominating and Corporate Governance Committee evaluates and measures those skills and accomplishments which should be possessed by a prospective member of the Board, including contribution of a diverse frame of reference that will enhance the quality of the Board's deliberations and decisions. In addition, the Nominating and Corporate Governance Committee considers, among other factors, ethical values, personal integrity and business reputation of the candidate, financial acumen, reputation for effective exercise of sound business judgment, strategic planning capability, indicated interest in providing attention to the duties of a member of the Board, personal skills in marketing, manufacturing processes, technology or in other areas where such person’s talents may contribute to the effective performance by the Board of its responsibilities.

The table below summarizes the specific qualification, attributes, skills and experience of each director nominee that led our Board of Directors to conclude that the nominee is qualified to serve on our Board of Directors. While each director nominee is generally knowledgeable in each of these areas, an "X" in the chart below indicates that the item is a specific qualification, attribute, skill or experience that the nominee brings to our Board of Directors. The lack of an "X" for a particular item does not mean that the nominee does not possess that qualification, attribute, skill or experience.

Director	Manufacturing	Industry (Truck, Auto, Marine)	Management (CEO/CFO Group or Division Head)	Marketing	Finance, Accounting & Budgeting	Mergers & Acquisitions	Strategy	Corporate Governance
Thomas R. Cellitti	X	X	X		X		X
James F. Crowley			X		X	X	X	X
David L. Duvall	X	X	X		X	X	X
Ralph O. Hellmold			X		X	X		X
Matthew E. Jauchius		X	X	X	X		X
Sandra L. Kowaleski	X		X		X		X
Andrew O. Smith	X		X		X		X

In 2020, Sandra L. Kowaleski joined the Board as an independent director. Her extensive global manufacturing operations experience and materials and chemical background have been extremely valuable additions to our Board.

The Nominating and Corporate Governance Committee will consider persons recommended by stockholders to become nominees for election as directors and subject to the procedural requirements set forth below, such recommendations will be evaluated in the same manner as other potential nominees. Recommendations for consideration by the Nominating and Corporate Governance Committee should be sent to the Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee as detailed in Article III.D of the Nominating and Corporate Governance Committee Charter.

The Bylaws of the Company set forth procedural requirements pursuant to which stockholders may make nominations to the Board of Directors. The Board of Directors or the Nominating and Corporate Governance Committee may not accept recommendations for nominations to the Board of Directors in contravention of these procedural requirements.

In order for a stockholder to nominate a person for election to the Board of Directors, the stockholder must give written notice of the stockholder's intent to make the nomination either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not less than fifty nor more than seventy-five days prior to the meeting at which directors will be elected. In the event that less than sixty days prior notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Company must receive notice not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure was made, whichever occurred first.

The notice must set forth:

•the name and address of record of the stockholder who intends to make the nomination;

•a representation that the stockholder is a holder of record of shares of the capital stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•the name, age, business and residence address and principal occupation or employment of each proposed nominee;

•a description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, naming such person or persons, pursuant to which the nomination or nominations are to be made by the stockholder;

•other information regarding each proposed nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and

•the written consent of each proposed nominee to serve as a director of the Company if elected.

The Company may require any proposed nominee to furnish other information as it may reasonably require to determine the eligibility of the proposed nominee to serve as a director. The presiding officer of the meeting of stockholders may, if the facts warrant, determine that a stockholder did not make a nomination in accordance with the foregoing procedure. If the presiding officer makes such a determination, the officer shall declare such determination at the meeting and the defective nomination will be disregarded.

Board Policies Regarding Communication with the Board of Directors and Attendance at Annual Meetings Stockholders may communicate with the full Board of Directors, non-management directors as a group or individual directors, including the Chairman of the Board, by submitting such communications in writing to the Company's Secretary, c/o the Board of Directors (or, at the stockholder's option, c/o a specific director or directors), 800 Manor Park Drive, Columbus, Ohio 43228. Such communications will be delivered directly to the Board.

The Company does not have a policy regarding Board member attendance at the annual meeting of stockholders; however, all directors of the Company attended the 2020 annual meeting of stockholders.

Code of Ethics
The Company has adopted a Code of Conduct and Business Ethics which applies to all employees of the Company, including the Company's principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions. The Company's Board believes that the Code of Conduct and Business Ethics complies with the code of ethics required by the rules and regulations of the SEC. A copy of the Company's Code of Conduct and Business Ethics is available on the Company's website at www.coremt.com.

Securities Trading Policy
The Company has adopted an Insider Trading Policy, which applies to all employees of the Company including the Company’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, as well as to each director. The Board believes that the Insider Trading Policy is designed to ensure compliance with all applicable insider trading rules.

Anti-Hedging and Anti-Pledging Policy
The Company's Insider Trading Policy includes an anti-hedging policy, which states that directors, executives and all other employees are not permitted to (a) pledge the Company's securities as collateral for a loan or other obligation, (b) purchase, sell or trade in options (including puts or calls) to purchase or sell the Company's securities, (c) purchase the Company's securities on margin, (d) engage in "short sales", (e) hold the Company's securities in an account that is subject to a margin-call or (f) otherwise deal in derivative securities, which are based upon the Company’s securities.

Compensation Committee Interlocks and Insider Participation
Our Compensation Committee consisted of Board Members Hellmold, Cellitti, Kowaleski and Smith none of whom, during 2020, was an officer or employee of the Company, nor had a relationship requiring disclosure under Item 404 of Regulation S-K (17 CFR §229.404). The Company did not have any compensation committee interlocks in 2020, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

DIRECTORS AND EXECUTIVE OFFICERS OF CORE MOLDING TECHNOLOGIES, INC.

Board of Directors

Name	Age	Title

Thomas R. Cellitti	69	Director, Chairman of the Board
James F. Crowley	74	Director
David L. Duvall	52	President, Chief Executive Officer and Director
Ralph O. Hellmold	80	Director
Matthew E. Jauchius	51	Director
Sandra L. Kowaleski	57	Director
Andrew O. Smith	58	Director

Thomas R. Cellitti
Chairman of the Board

Independent
Director Since: 2000
Age: 69
Education: Loyola University, Chicago (Master’s degree in Business Administration), Marquette University (Bachelor’s degree in Business Administration)

Thomas R. Cellitti has served as a director of the Company since February 10, 2000 and is currently serving as Chairman of the Board. Mr. Cellitti has previously served as Vice Chairman and Chairman of the Nominating and Corporate Governance Committee. Prior to his retirement from Navistar Inc. (''Navistar'') in 2013, Mr. Cellitti was the Senior Vice President of integrated Reliability and Quality, for Navistar since 2008. Prior to such time, Mr. Cellitti served as Vice President and General Manager, Medium Truck from 2004 to 2008, as well as Vice President and General Manager, Bus Division from 1991 to 2004 for Navistar.

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Cellitti should serve as a director because of his in-depth insight and knowledge about manufacturing operations, quality, and business strategy as well as his extensive background in the powertrain, bus, and truck industries.

James F. Crowley
Chairman of the Nominating and Corporate Governance Committee

Independent
Director Since: 1998
Age: 74
Education: Wharton Graduate School of Business at the University of Pennsylvania (Master's degree in Business Administration), Villanova University (Bachelor's degree in Business Administration)

James F. Crowley has served as a director of the Company since May 28, 1998 and is currently Chairman of the Nominating & Corporate Governance Committee. Mr. Crowley was Chairman of the Audit Committee until June 15, 2020. Mr. Crowley is a private investor and Chairman and Managing Partner of Old Strategic LLC, headquartered in Connecticut. Since October 2008, Mr. Crowley has served as a Director of Green Plains and is Chairman of its audit committee. From 1993 to 2006, Mr. Crowley was a founding partner and Chairman of the Strategic Research Institute LLC. From 1984 to 1992, Mr. Crowley served in various capacities with Prudential Securities, Inc., including President of Global Investment & Merchant Banking. Prior to joining Prudential Securities, Inc., Mr. Crowley was a First Vice President and Partner at Smith Barney, Harris Upham & Co. in its Investment Bank and Capital Markets Division. Mr. Crowley has also served on the boards of various not-for-profit and private organizations and universities. In addition, Mr. Crowley has attended corporate governance courses at Harvard, Stanford and Northwestern Universities. In 2019, Mr. Crowley was awarded the Harvard Business School Certificate in Corporate Governance.

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Crowley should serve as a director because of his extensive business, investment banking, finance and corporate management experience, as well as his in-depth understanding of the financial markets and insight into the role of serving as Chair of the Company’s Nominating & Corporate Governance Committee.

David L. Duvall
President and Chief Executive Officer

Director Since: 2018
Age: 52
Education: Stanford University (Master of Science in Mechanical Engineering), Purdue University (Bachelor of Science in Mechanical Engineering)

David Duvall joined the Company on October 22, 2018 as Chief Executive Officer and President. Mr. Duvall came to the Company from Signode Industrial Group, a Carlyle Group company, where he served as Group President of the Global Equipment & Tools division, from January 2017 to October 2018, when Signode was sold to Crown Holdings Inc. Prior to Signode, Mr. Duvall served as Senior Vice President and General Manager of Danfoss’ Global Hydrostatics Division from 2012 to 2017, based out of Germany. From 2008 to 2012 Mr. Duvall was Vice President and General Manager for the Global Valves business at Danfoss and led the carve-out of that business to form a stand-alone business within the Danfoss structure. Mr. Duvall has held various senior management roles in both the industrial and automotive sectors, including Americas General Manager for Fuel Tanks at TI Automotive (2005-2008) and Vice President of Operations with VITEC LLC (2003-2005).

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Duvall should serve as a director because of his corporate management skills and experience, in-depth global operations insight, and strategy and business development knowledge.

Ralph O. Hellmold
Chairman of Compensation Committee

Independent
Director Since: 1996
Age: 80
Education: Columbia University (Master’s degree in International Relations), Harvard College (Bachelor of Arts)

Ralph O. Hellmold has served as a director of the Company since its formation on December 31, 1996 and is Chairman of the Compensation Committee. He was Managing Member of Hellmold & Co., LLC, an investment banking boutique specializing in mergers and acquisitions and working with troubled companies or their creditors until 2012, and is currently an investor. Prior to forming Hellmold & Co., LLC in 2004, Mr. Hellmold was president of Hellmold Associates which was formed in 1990, and Chairman of The Private Investment Banking Company which was formed in 1999. Prior to 1990, Mr. Hellmold was a Managing Director at Prudential-Bache Capital Funding, where he served as co-head of the Corporate Finance Group, co-head of the Investment Banking Committee and head of the Financial Restructuring Group. Prior to 1987, Mr. Hellmold was a partner at Lehman Brothers and its successors, where he worked in Corporate Finance since 1974 and co-founded Lehman’s Financial Restructuring Group. Mr. Hellmold is a Chartered Financial Analyst and has served as director, and on the audit committee, of other public corporations in the past.

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Hellmold should serve as a director because of his extensive business, investment banking, finance and corporate management experience, as well as his in-depth understanding of the financial markets and strong background in mergers and acquisitions, which also supports his role of serving as Chair of the Company’s Compensation Committee.

Matthew E. Jauchius
Chairman of Audit Committee

Independent
Director Since: 2013
Age: 51
Education: University of Michigan (Master’s degree in Business Administration), The Ohio State University (Bachelor’s degree in Business Administration)

Matthew E. Jauchius has served as a director of the Company since January 1, 2013 and is Chairman of the Audit Committee. Mr. Jauchius is currently Executive Vice President and Chief Marketing Officer at Fifth Third Bancorp, where he has directed a substantial integrated marketing program since 2017. From 2015 to 2016, Mr. Jauchius served as Executive Vice President and Chief Marketing Officer of Hertz Global Holdings and from 2010 to 2015 Mr. Jauchius served as Executive Vice President and Chief Marketing Officer at Nationwide Mutual Insurance Company. Mr. Jauchius also served previously as Senior Vice President and Chief Strategy Officer at Nationwide. Prior to Nationwide, Mr. Jauchius served as Associate Principal at McKinsey & Company, Risk Advisor at Bank One (now Chase) and Senior Accountant at Ernst & Young. Mr. Jauchius’ experience includes strategy and growth, marketing and sales, company turnarounds, audit/risk management, and operational cost improvements, which includes support to the automotive, agriculture and other manufacturing industries. Mr. Jauchius is a Certified Public Accountant (inactive) in the State of Ohio.

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Jauchius should serve as a director and Chair of the Company’s Audit Committee because of his in-depth insight and experience in marketing, strategy and business development.

Sandra L. Kowaleski
Director

Independent
Director Since: 2020
Age: 57
Education: The Ohio State University (Bachelor’s degree in Chemical Engineering)

Sandra L. Kowaleski has served as a director of the Company since September 21, 2020. Ms. Kowaleski is currently Director of Manufacturing at Stanley Black and Decker. She is responsible for manufacturing locations supporting construction solutions products and strategic value stream optimization to deliver world-class quality and service for their Hand Tools, Accessory, and Storage Business. From 2015 to 2020, Ms. Kowaleski served as a Global Operations Leader of Momentive Performance Materials, a global leader in silicones and advanced materials serving the aerospace, automotive, transportation, electronics, and semiconductors industries. In her career, she has also held several executive-level operations and business leadership positions, including Vice President – Global Operations for Minerals Technologies and Vice President, General Manager – Functional Coatings & Manufacturing Operations for OMNOVA Solutions/GenCorp. Ms. Kowaleski’s experience includes global operational and manufacturing system optimization, leading business and culture transformations, multi-national business leadership, and strengthening financial results in multi-site businesses. Prior board experience includes Board of Trustees for the OMNOVA Foundation and Advisory Board Member for the Industrial Systems & Welding Engineering department of The Ohio State University. She was also a Managing Director for a GmbH.

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Ms. Kowaleski should serve as a director because of her corporate management skills and experience, in-depth global operations insight, business development knowledge, and advanced materials and molding expertise.

Andrew O. Smith
Director

Independent
Director Since: 2015
Age: 58
Education: University of Chicago (Law degree and a Master’s degree in Business Administration), University of Pennsylvania (Bachelor’s degree in Engineering and a Bachelor’s degree in Finance)

Andrew O. Smith has served as a director of the Company since August 6, 2015. Since 2019, he has been the President and Chief Executive Officer for Yenkin-Majestic Paint Corporation/OPC Polymers (“YM/OPC”), a privately held manufacturer of coatings resins, architectural paints, and industrial coatings serving industrial and retail customers primarily in North America. Before joining YM/OPC in 1995, Mr. Smith served as a principal in several entrepreneurial businesses, after beginning his career as a management consultant in the strategy practice of Booz · Allen & Hamilton, where he advised major industrial and financial corporations. In his current position, Mr. Smith oversees three operating divisions with responsibility for manufacturing, finance, information technology, legal, research and development and strategic planning. He also serves on the Board of YM/OPC, the Buckeye Institute for Public Policy Solutions, and several other non-profit organizations. Mr. Smith has extensive experience in manufacturing and materials development, knowledge of supply chain and logistics and extensive experience analyzing financial statements. He is a member of the bar of the State of New York and active in professional organizations including the National Association of Manufacturers and the American Coatings Association.

Board Qualifications: As a result of these and other professional experiences, the Board of Directors has concluded that Mr. Smith should serve as a director because of his in-depth insight and knowledge about manufacturing, materials technology, and executive leadership.

Executive Management

Name	Age	Position(s) Currently Held

Renee R. Anderson	57	Executive Vice President, Human Resources
David L. Duvall	52	President, Chief Executive Officer and Director
J. Christopher Highfield	54	Executive Vice President, Marketing and Sales
Eric L. Palomaki	38	Executive Vice President, Operations, Research and Development
John P. Zimmer	56	Executive Vice President, Secretary, Treasurer, and Chief Financial Officer

Biographical information for David Duvall, who also serves as one of our directors, is provided above in this Proxy Statement.

Renee R. Anderson

Executive Officer Since: 2019
Age:57

Education: Montreat College (Bachelor’s degree in Business Administration), Western Carolina University (Master’s degree in Human Resource Management)

Renee Anderson joined the Company on January 7, 2019 and was appointed Executive Vice President of Human Resources. Prior to joining the Company, from 2016 to 2018, Mrs. Anderson was President of Anderson Consulting Services, LLC, a Human Resources consulting practice specializing in helping organizations implement culture change initiatives which focus on: employee engagement, results-driven actions, conflict management, organizational effectiveness, leadership development and talent development/management. Prior to Anderson Consulting Services, from 2012 to 2016, Mrs. Anderson served as the Americas Human Resources Director for Draexlmaier, an automotive supplier with over 60,000 employees generating revenues of $3.7 billion annually. Before that, from 1997 to 2011, she held Human Resource leadership positions of increasing responsibility with Danfoss and Alcan Medical.

J. Christopher Highfield

Executive Officer Since: 2020
Age: 54

Education: Cedarville University (Master of Business Administration), Wittenberg University (Bachelor in Business Administration)

J. Christopher Highfield joined the Company in June of 2015 serving as the Director of Truck & Bus Products. He was promoted to Vice President and Commercial Lead in August of 2018, and to Executive Vice President of Sales & Marketing in November of 2020. Prior to joining the Company, Mr. Highfield was employed by American Trim, a Tier 1 supplier of decorated metal products serving the appliance, automotive, heavy truck and industrial marketplace, from 2002 to 2015. He joined American Trim as the Director of Truck & Bus Products, and held several positions of increasing responsibility, advancing to the senior leader of the Sales & Marketing organization. Prior to American Trim, Mr. Highfield held various director, general manager and commercial leadership positions with top Tier 1 providers in the agriculture, appliance, automotive, lawn & garden, heavy truck, industrial and outdoor power markets.

Eric L. Palomaki

Executive Officer Since: 2018

Education: Jack Welch Management Institute (Master of Business Administration), Rensselaer Polytechnic Institute (Bachelor of Science in Mechanical Engineering)

Eric L. Palomaki joined the company on September 19, 2018, and was appointed to the position of Vice President of Operations. Mr. Palomaki was promoted to Executive Vice President of Operations, Research and Development in November, 2020. Prior to joining the Company, Mr. Palomaki was the Vice President of Advanced Manufacturing Engineering from 2013 to 2017 at Acuity Brands Lighting, a commercial lighting company with 12,000 employees generating $3.5 billion annually. Prior to Acuity Brands, Mr. Palomaki served in multiple roles in the automotive industry for North American Lighting in 2012 and 2013, and TRW Automotive from 2007 to 2012.

John P. Zimmer

Executive Officer Since: 2013

Education: The Ohio State University (Bachelor’s degree in Business Administration)

John P. Zimmer joined the Company on November 4, 2013 and was appointed to the position of Vice President, Treasurer, Secretary and Chief Financial Officer on November 5, 2013. Mr. Zimmer was promoted to Executive Vice President, Treasurer, Secretary and Chief Financial Officer on May 16 2019. Mr. Zimmer has more than 30 years of finance and accounting experience. Prior to joining the company, Mr. Zimmer was Chief Financial Officer of Parex Group USA, Inc., a division of Parex Group, a $1 billion manufacturer of construction materials, from 2010 to 2013. Mr. Zimmer also served as Chief Financial Officer of The Upper Deck Company, LLC from 2006 to 2010. Prior to that, Mr. Zimmer was Vice President of Finance for Cardinal Health Pyxis Products, and held senior management roles with SubmitOrder, Inc., Cardinal Health and Deloitte & Touche. Mr. Zimmer is also a Certified Public Accountant (inactive) in the State of Ohio.

The Company is not aware of any family relationships among any of the following persons or any arrangements or understandings pursuant to which those persons have been, or are to be, selected as a director or executive officer of the Company, other than arrangements or understandings with directors or executive officers acting solely in their capacity as directors or executive officers.

EXECUTIVE COMPENSATION

Unless the context requires otherwise, in this Executive Compensation section, including the Compensation Discussion and Analysis and the tables which follow it, references to "we," "us," "our'' or similar terms are to the Company and our subsidiaries.

Executive Overview
In the fourth quarter of 2018, the Company implemented an operational turnaround plan as a result of financial losses incurred in 2018 which caused the Company to default on its outstanding credit facility. The Company adjusted elements of its executive pay programs in 2019 and 2020 to focus on stabilizing the Company’s operations, returning the Company to profitability, insuring adequate liquidity to operate the business, refinancing our defaulted credit facility and retaining talented employees. The primary changes in compensation philosophy consisted of the following:

•Executive base pay adjustments were limited in 2019 and 2020.
•The annual incentive plan was modified to focus on targeted turnaround results.
•Long-term stock based compensation awards were modified and reduced to reflect financial performance and to lower the grant burn rate and stockholder dilution.

The most significant compensation program changes related to the annual incentive plan. The annual incentive plan was transitioned from the historical profit sharing plan to a pay for performance plan that awarded improving Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) which would provide cash flows to stabilize and improve the business and refinance our credit facility. The annual incentive payout targets were set at levels which recognized the Company’s financial position and restricted liquidity but at levels considered sufficient to retain and attract talented employees necessary to successfully complete the turnaround.

In 2019, the Company did not meet its target levels and therefore did not pay any annual incentive compensation.

In 2020, the Company paid an annual incentive payout based on the Company successfully completing its turnaround and increasing EBITDA to $23,407,000 compared to $412,000 in 2019 (see Short-term Incentive Plan below for calculations of EBITDA). Based on the 2020 EBITDA the Company was able to refinance its credit facility in October 2020. The Company intends to maintain an annual incentive plan that advances the Company’s pay for performance philosophy by providing participants targeted awards based on meeting financial goals. The plan will allow targets to be tailored annually to focus on strategic objectives. The annual incentive plan will replace the Company’s historical profit sharing plan.

Compensation Discussion and Analysis
This compensation discussion and analysis describes the following aspects of our compensation system as it applies to our named executive officers (NEOs) as described in the summary compensation table set forth below:

•Our compensation philosophy and objectives;

•The means we employ to achieve our compensation objectives, including the establishment of total direct compensation and the mix within that compensation;

•The elements of compensation that are included within total direct compensation as well as other compensation items in addition to total direct compensation; and

•The reasons we have elected to pay these elements of compensation to achieve our compensation objectives and how we determine the amount of each element.

Compensation Philosophy and Objectives
Our compensation philosophy is focused on incentivizing executives primarily through the use of base salary, annual short-term cash incentives and long-term equity-based incentive compensation in order to attract, motivate, reward and retain executives.

The Board of Directors has established an articulated compensation philosophy with the following primary objectives:

•Attract, retain and encourage the development of highly qualified and motivated executives;

•Provide compensation that is competitive with our peers and defined marketplace;

•Provide compensation on both an annual and long-term basis and in a fashion that aligns the interests of executives with those of our stockholders in order to create long-term stockholder value; and

•Enhance the connection between our business results and the compensation of executives, linking a material portion of executive compensation with performance.

To this end, the objectives of our compensation philosophy put a strong emphasis on correlating the long-term growth of stockholder value with management’s most significant compensation opportunities.

Means of Achieving Our Compensation Objectives
The three primary components of compensation for our NEOs include base salary, annual cash incentive compensation and long-term equity-based incentive compensation. Our NEOs also participate in our 401(k) plan and receive medical, dental, vision, short-term disability, long-term disability and life insurance benefits consistent with those benefits for our other corporate salaried employees.

Determination of Compensation
Our Compensation Committee reviews, evaluates and recommends compensation policies for our NEOs. All of the Compensation Committee members are familiar with the standard compensation levels in similar industries, and are knowledgeable regarding the current trends for compensating executive officers. The Board of Directors is responsible for the formal determination concerning compensation of NEOs; provided, however, that the Chief Executive Officer (“CEO”) is not involved in, and abstains from, all discussions and decisions regarding his compensation as an executive officer. During 2020, the Compensation Committee retained Pearl Meyer & Partners LLC (“Pearl Meyer”) to assist in the review of 2020 compensation programs. In this regard, Pearl Meyer compiled competitive data for base salaries, non-equity compensation, and equity incentive awards from a peer group of companies to be used to benchmark the appropriateness and competitiveness of our executive compensation. During 2020, there were no fees paid to Pearl Meyer for services that were not related to executive or director compensation. The Compensation Committee has assessed the independence of Pearl Meyer pursuant to SEC rules and determined that Pearl Meyer is independent and its work for the Compensation Committee does not raise any conflict of interest. The Compensation Committee also considered each NEO’s individual performance, the compensation objectives described above and peer group performance described below in determining compensation. Past stockholder advisory votes are considered by the Compensation Committee as affirmation by our stockholders of the Company's compensation policies and practices with respect to our NEOs.

As part of its duty to review executive officer compensation programs, the Compensation Committee reviews and evaluates the Company's equity incentive programs with consideration of the peer benchmark data and the Board's overall compensation objectives. Stock grants are typically considered after the Company's annual meeting, but may be awarded at other times. During 2020, the Board made stock grants to the NEOs under the Long-Term Equity Incentive Plan.

Peer Group Analysis
To help facilitate the compensation review and to establish appropriate levels of compensation for directors and NEOs, the Board retained Pearl Meyer, a leading advisor on executive compensation, to compile competitive data for base salaries, non-equity compensation, and equity incentive awards from a peer group of companies. Because our market for executive talent is national, competitive data is reflective of the compensation levels of executives at companies of comparable size and complexity on both the local and national level. In addition, the information that is collected relates to companies with comparable manufacturing operations or geographic representation. The companies reviewed were publicly traded in the United States and had median sales of approximately $342 million. The data reviewed for these peer companies was derived from the publicly available SEC filings of these organizations. The companies comprising the peer group reviewed for establishing 2020 compensation levels were as follows:

Ceco Environmental Corp	Universal Stainless & Alloy	Twin Disc Inc.
Continental Materials Corp	Commercial Vehicle Group	Compx International Inc.
Douglas Dynamics Inc	DMC Global Inc.	Dorman Product Inc.
Gentherm Inc.	Eastern Co.	Freightcar America Inc.
Hurco Companies, Inc.	Graham Corp.	Helios Technologies, Inc.
Motorcar Parts of America	Lydall Inc.	Manitex International Inc.
Sifco Industries	PGT Innovations	Shiloh Industries Inc.
Synalloy Corp	Stoneridge Inc.	Strattec Security Corp
UFP Technologies, Inc.

The Company added Helios Technologies, Inc. to the peer group in 2020 to replace Sun Hydraulics Corporation who is no longer a public company. Helios Technologies, Inc. was selected based on the nature of its operations and the relative size compared to the Company.

We used this competitive data to determine the applicable market median for executive compensation among the peer group, which serves as a benchmark for analyzing compensation for each of our executive positions. Non-equity compensation and equity awards can vary significantly from year to year in relation to the peer group, depending on the Company's performance in relation to that of the peer group. In years of higher profitability, the short-term incentive (non-equity compensation) and equity amounts awarded to our executive officers may exceed the corresponding market median amounts of our peer group. In contrast, during years of lower profitability the Company's short-term incentive and equity awards may fall below the corresponding market median amounts of our peer group.

We believe reviewing the approximate market median amounts from our peer group is an appropriate guide for establishing our executive compensation, because we expect to achieve at least median performance and that result balances the cost of the compensation program with the expected performance.

While we target total compensation at the market median, an executive's actual total compensation could vary significantly depending upon the relationship between our actual performance and the performance of our peer group, particularly in regard to non-equity compensation. If our results are well above the peer group performance, executives have the opportunity to earn compensation that is well above the relevant market median. Conversely, executives may earn compensation that is well below the relevant market median if our performance is well below peer group levels.

Compensation Mix
We compensate our CEO and other NEOs through a combination of base salary, the opportunity for short-term incentive compensation and long-term equity-based incentive compensation. The amount of total direct compensation for our CEO and other NEOs is allocated among the various types of compensation in a manner designed to achieve our overall compensation objectives based on the peer group median as described above.

Elements of Direct Compensation

Direct Compensation Element	Description	Additional Details
Base Salary	Provide predictable level of current income for our NEOs	•Designed to attract and retain qualified executives •Adjustments, if any, approved by the Board on an annual basis
Short-term Incentive Program	Annual program for all salaried employees, including CEO and other NEOs, designed to align with stockholder interests by directly tying cash incentive payments to our overall financial performance
• In 2020 and 2019 the Company adopted a short-term incentive plan that was based on the successful turnaround of the Company. The plan targeted payout levels were lowered to recognize the current financial position of the Company and the need to conserve cash during the Company’s turnaround

Long-Term Stock-Based Compensation
Restricted Stock	Granted to our CEO and other NEOs, directors and other key managers
•Vests in three equal installments over the next three years following the grant date

•No shares vest until a recipient’s third anniversary with the Company

•All restricted stock grants are fully time vested upon the date of the recipient's 65th birthday

•Accelerated vesting upon death, disability or “change-in-control”

•Award based on percentage of recipient’s base salary

•Based on the award value divided by the Company's average of the high and low share price on the grant date

•In 2020 and 2019, the targeted grants were reduced in consideration of the Company’s financial performance and low stock price.

Long-Term Stock-Based Compensation Continued
Stock Appreciation Rights (SARs)	Granted to our CEO and other NEOs, directors and other key managers in 2019
•Vests in three equal installments over the next three years following the grant date

•All SARs grants are fully time vested upon the date of the recipient's 65th birthday

•Accelerated vesting upon death, disability or “change-in-control”

•Based on the award value divided by the Black-Scholes price on the grant date

•SARs granted in 2019 as part of the Company’s turnaround plan to compensate for a successful turnaround. SARs were granted with a $10.00 strike price when the Company’s share price was $7.69.

2020 Compensation Mix for CEO and NEOs
The annual short-term incentive and long-term equity-based incentive components (“Variable Compensation”) target 60% and 55% of the CEO and other NEOs overall direct compensation, respectively, with the remaining 40% and 45% relating to base salary. In years of higher profitability, the short-term incentive and long-term equity amounts awarded to our executive officers could result in a compensation mix higher than our target. In contrast, during years of lower profitability our compensation mix of short-term incentive and long-term equity amounts could result in a compensation mix lower than our target.

The resulting compensation mix related to Variable Compensation for our CEO and other NEOs for 2020 was approximately 55% and 54%, respectively. Salary and other compensation for our CEO and other NEOs for 2020 was approximately 45% and 46%, respectively. The Board considered the resulting compensation mix reasonable and appropriate in light of the performance achieved and the market amounts from our peer group.

Base Salary
We use base salaries to provide predictable level of current income for our CEO and other NEOs. Our base salaries are designed to assist in attracting, retaining and encouraging the development of qualified executives. The amount of each executive's annual base salary is based on that executive’s position, skills and experience, individual performance and the salaries of executives with comparable positions and responsibilities at peer companies. When establishing base salaries for our NEOs, we do not consider awards previously made, including equity-based awards under our long-term incentive or short-term incentives plans. Base salary adjustments are approved by the Board, based upon recommendations of the Compensation Committee and consider the CEO and NEOs’ individual performance and pay relative to other peer group companies.

The Compensation Committee typically reviews officer compensation on an annual basis, or upon a new executive officer being appointed.

As part of the Company’s turnaround plan the CEO and NEOs of the Company voluntarily reduced their base salary by 10% from January 1, 2020 through September 30, 2020. As a result of the success of the turnaround and the Company’s ability to refinance its defaulted debt facility, the CEO and NEOs salaries were reinstated to their approved levels as of October 1, 2020. No other adjustments to the CEO and NEOs’ salary was made in 2020.

Short-term Incentive Plan
As part of the Company’s turnaround plan and to ensure that the Company generated sufficient EBITDA to refinance its credit facilities, the Board approved short-term incentive plans in 2020 and 2019 for all salaried employees which provided employees a cash incentive based on a percent of their base pay. The cash incentive percent could increase or decrease based on the Company’s EBITDA achievement compared to a Board approved EBITDA goal.

The payout range for 2020 based on EBITDA before short-term incentive was as follows:

(in thousands) Achievement Level	Payout Range(1)
Less than $16,700	—%
$16,700	80%
$20,350	100%
$24,000	120%

(1)Payout range is calculated on a linear basis based on achievement level.

Actual EBITDA was as follows:

EBITDA (in thousands):	2020	2019
Operating income (loss)(1)	$10,390	$(11,528)
Depreciation and Amortization(1)	11,662	10,376
Share-based compensation(1)	1,355	1,564
EBITDA	23,407	412
Short-term incentive	2,218	—
EBITDA before short-term incentive	$25,625	$412

(1)Amounts per Company’s audited Consolidated Statements of Income and Cash Flows for the Years Ended December 31, 2020 and 2019 per the Company’s Annual Report on Form 10-K as filed with the SEC.

In 2020, the Company’s EBITDA goal, before cash incentive, was $20.3 million. The Company achieved an EBITDA, before short-term incentive, of $25.6 million and based on the approved short-term incentive plan paid a cash incentive of 120% of targeted levels. Total short-term incentive payments were $2.2 million with 30% being allocated to the NEOs.

In 2019, the Company did not meet its $3 million EBITDA goal and no short-term incentives payments were made to the NEOs.

Mr. Duvall's employment agreement, executed upon Mr. Duvall’s hiring in October 2018, included a guaranteed annual bonus of 100% of his base salary, $550,000, in 2020 and 2019. Mr. Duvall voluntarily forfeited all guaranteed bonuses in 2020 and 2019. Mr. Duvall was paid a bonus of $301,111 in 2020. Mr. Duvall did not receive a bonus in 2019.

Long-Term Stock-Based Compensation
The Board administers the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan, as amended by the stockholders in 2015 (the "2006 Plan"). The 2006 Plan allows for the grant of incentive and nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance units and other awards. The Board also administers the Core Molding Technologies, Inc. 2002 Employee Stock Purchase Plan, as amended by the stockholders in 2013 (the "Stock Purchase Plan"). The Stock Purchase Plan provides eligible employees, including NEOs, with the opportunity to acquire our common stock, and thereby develop a further incentive for such individuals to share in our future success and further link and align the personal interests of such individuals to those of our stockholders. The 2006 Plan and the Stock Purchase Plan are the primary methods for providing stock based compensation to our NEOs.

Pursuant to the 2006 Plan, the Board of Directors has established an equity award program. The Compensation Committee reviews and considers equity incentive programs as part of its duty to review executive officer compensation programs. Our current and intended future practice is to make equity awards at the Board meeting held in conjunction with the annual meeting of stockholders. This meeting customarily is held in May, and this practice permits us to consider the prior-year results and future expectations when making new grants. From time to time, we also may grant awards in connection with new hires and promotions, at the time of those events.

Restricted Stock: In 2020 and 2019 the Board granted our CEO, other NEOs, directors and other key managers shares of restricted common stock pursuant to the 2006 Plan. To reinforce the commitment to long-term results and retain named executive officers, each restricted stock grant vests in three equal installments over the next three (3) years following the date of the grant (after a recipient’s three year employment anniversary), with all restricted stock grants being fully time vested upon the date of the recipient's 65th birthday and accelerated vesting upon death, disability or "change-in-control" (as described in the 2006 Plan). Restricted shares granted are determined based on the award value divided by the Company's average of the high and low share price on the grant date. At times, consideration is given at the date of hire for new named executive officers and directors with respect to the grant date for restricted stock.

Restricted stock awards made to the CEO and other NEOs in 2020 and 2019 were as follows:

	2020(1)		2019(1)
	Restricted Stock Shares	Restricted Stock Value	Restricted Stock Shares	Restricted Stock Value
David Duvall	65,962	$304,415	27,954	$217,547
John Zimmer	37,958	$175,176	13,604	$104,411
Eric Palomaki	34,014	$156,975	11,660	$89,491

(1)Awards were granted on June 15, 2020 and May 16, 2019 for 2020 and 2019, respectively.

In 2020 and 2019, in recognition of the Company’s financial performance and its low stock price, the Board reduced the targeted grants of restricted stock by 30% and 54%, respectively, in order to reduce the grant burn rate and dilution to current stockholders. Restricted stock grants contain stock ownership vesting requirements, such that each equity grant does not vest until the CEO, NEOs or director owns and retains shares of our common stock equal in value to 20% of their base salaries and fees at the date of grant. The stock ownership requirement is eliminated for participants upon the date of the recipient's 60th birthday. The Board believes that this stock ownership requirement is a way to align more closely the interests of the NEOs with those of the stockholders, giving such NEOs a more vested stake in our long-term performance.

Stock Appreciation Right ("SARs"): In 2019, the Board granted our CEO, other NEOs, directors and other key managers SARs pursuant to the 2006 Plan. SARs granted in 2019 were part of the Company’s turnaround plan to compensate for a successful turnaround and to partially offset the reduction in restricted share awards. SARs were granted with a $10.00 strike price when the Company’s share price was $7.69. To reinforce the commitment to long-term results and retain NEOs, each SARs grant vests in three equal installments over the three (3) years following the date of the grant, with all SARs grants being fully vested upon the date of the recipient's 65th birthday and accelerated vesting upon death, disability or "change-in-control" (as described in the 2006 Plan). SARs granted are determined based on the award value divided by the Black-Scholes price on the grant date.

SAR awards granted to the CEO and other NEOs on May 16, 2019 were as follows:

	SARs Shares	SARs Value
David Duvall	55,909	$143,686
John Zimmer	27,207	$69,922
Eric Palomaki	23,320	$59,932

Equity grants are based on Company targets, Company performance in the year immediately preceding the grant and the recipient's achievement of individual performance expectations. Award value (restricted stock plus SARs), as a percent of annual base salary, made to the CEO and other NEOs in 2020 and 2019, respectively were as follows:

Executive	2020	2019
David Duvall	55%	65%
John Zimmer	50%	50%
Eric Palomaki	52%	50%

The Company's equity grants are part of the overall compensation mix for the NEOs and the Board believes that the current equity awards for each NEO help to achieve the Company's overall compensation objectives of incentivizing executives in order to attract, motivate and reward their efforts on behalf of the Company and its stockholders and sufficiently aligns the interests of the Company's NEOs with stockholders in order to achieve long-term growth.

In establishing the award levels for equity grants in 2020 and 2019, the Board did not consider the equity ownership levels of the recipients or compensation previously paid, including prior equity awards that were fully vested. The Board's primary focus in granting such equity awards is to focus on retention of executives in light of prevailing competitive conditions and to motivate executives in ways that support our strategic direction.

Proposal 2 of the annual meeting requests stockholders’ approval of the 2021 Core Molding Technologies, Inc. Long Term Equity Incentive Plan (the “2021 Plan”) which will replace the 2006 Plan. Shares available under the 2021 Plan are 924,823 consisting of 410,000 of newly authorized shares in connection with the adoption of the 2021 Plan and 514,823 of shares still available for grant from the 2006 Plan. The 2021 Plan includes several changes compared to the 2006 Plan, including the following:

•Change in the definition of Change in Control to be more restrictive than the 2006 Plan.
•A one-year minimum vesting requirement for all awards.
•A change to restrict accelerated vesting of awards to the event of disability, death, or change of control.
•Clawback and recoupment requirements.
•Restriction on the payment of dividends on unvested full value awards.
•Restrictions on option repricing.

The Compensation Committee considers the changes to the 2021 Plan to be beneficial to the stockholders and recommends approval of the Plan. All future awards will be issued from the 2021 Plan.

Employee Stock Purchase Program. We maintain the Stock Purchase Plan, as referenced above, under which all of our United States employees, including our NEOs, are permitted to participate. Accumulated employee elective payroll deductions are used to purchase shares of our common stock quarterly on or about January 31, April 30, July 31 and October 31 at a 15% discount to the average of the high and low trading price of the common stock on the

NYSE American on the last business day of the fiscal quarter of the plan. The Board believes that this broad based plan encourages stock ownership by our employees.

Other Elements of Compensation
Benefits. We provide our NEOs with medical, dental, vision, short-term disability, long-term disability and life insurance benefits under the same programs used to provide benefits to our other corporate salaried employees.

40l(k) Plan. We maintain a defined contribution tax-qualified retirement plan called the "Core Molding Technologies, Inc. 401(k) Retirement Savings Plan" (the "401(k) Plan"), which provides for broad-based employee participation, including for our NEOs. The 40l(k) Plan is designed to encourage savings for retirement, as we do not maintain a defined benefit plan that provides a specified level of income following retirement for NEOs or other employees.

Under the 401(k) Plan, all of our eligible employees, including our NEOs, may contribute earnings on a pre-tax basis to the 401(k) Plan up to the maximum limit then in effect under applicable law, and receive matching contributions from us that are subject to vesting over time. The matching contribution equals 25% of the first 6% of earnings deferred by each participant to the 401(k) Plan, which includes all salary and wages that are subject to income tax withholding (except for disqualifying dispositions of incentive stock options and vesting of restricted stock awards). In addition, we make an automatic employer contribution equal to 3% of each participant's base salary. This contribution is made for all eligible employees, regardless of whether they make any pre-tax contributions. Finally, if a participant is at least age 35, we may make a retirement contribution based upon such participant's base salary, which equals 1.5% of such participant’s earnings if such participant is age 35 to 44, and 3.5% of base salary if such participant is age 45 or older. This contribution is subject to Board approval, and is made only if the participant is employed on the last day of the year.

We offer the 401(k) Plan because it provides our employees, including our NEOs, with a way to save for retirement. We evaluate the 40l(k) Plan for competitiveness in the marketplace from time to time, but we do not anticipate taking the level of benefits provided into account in determining our executives' overall compensation packages in the coming years.

Perquisites. In general, we believe that perquisites should not constitute a consequential portion of any NEOs’ compensation. As a result, any perquisites received by the Company's NEOs were de minimis, and none of the Company's NEOs received perquisites in excess of $1,000.

Executive Severance and Employment Arrangements. We have entered into executive employment and/or severance agreements with each NEOs that specify payments in the event the executive officer's employment is terminated under certain circumstances. We believe that such agreements serve to assure the stability and continuity of our executive officers upon, among other things, the occurrence of any change in control event, as well as to assure the effectiveness of existing retention and incentive features of the Company's compensation program. See further disclosure below under "Potential Payments Upon Termination or Change in Control" for more information.

Conclusion
Our compensation programs are designed and administered in a manner consistent with our executive compensation philosophy and objectives. Our programs emphasize the retention of key executives and appropriate rewards for results. Our Compensation Committee monitors these programs in recognition of the marketplace in which we compete for talent, and will continue to emphasize pay-for-performance and equity-based incentive programs that reward our NEOs for results that are consistent with our stockholders' interests.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based upon our review and discussion with management, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2020.

Compensation Committee
Ralph O. Hellmold, Chairman
Thomas R. Cellitti
Sandra L. Kowaleski
Andrew O. Smith

Summary Compensation Table

The table below summarizes the total cash and non-cash compensation paid or earned by each named executive officer for the years ended December 31, 2020, 2019 and 2018.

The Compensation Committee typically reviews officer compensation on an annual basis, or upon a new executive officer being appointed. As part of the Company’s turnaround plan the executive officers of the Company voluntarily reduced their base salary by 10% from January 1, 2020 through September 30, 2020. As a result of the success of the turnaround and the Company’s ability to refinance its defaulted debt facility, the executive officers’ salaries were reinstated to their approved levels as of October 1, 2020. The Compensation Committee reviewed Mr. Palomaki's base salary in March of 2019, with a base salary adjustment of 25% effective March 4, 2019. The Compensation Committee reviewed base salaries of all executive officers in June 2020. No adjustments were made as part of the review.

The Company has entered into employment agreements with the named executive officers and has entered into certain executive severance agreements as further described below under "Potential Payments upon Termination or Change of Control." Additional information related to each component of compensation for each named executive officer is provided above in the Compensation Discussion and Analysis.

Name and Principal Position(1)	Year	Salary ($)	Bonus ($)	Restricted Stock Awards(2) ($)	SARs Awards(3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)

David L. Duvall President and Chief Executive Officer(6)	2020 2019 2018	502,404 550,000 105,769	- - -	304,415 214,547 750,003	- 143,686 -	301,111 - -	23,100 86,733 7,139	1,131,030 994,966 862,911

John P. Zimmer EVP, Chief Financial Officer	2020 2019 2018	319,711 350,000 339,423	- - 25,000	175,176 104,411 384,849	- 69,922 -	191,207 - -	23,100 22,400 22,000	709,194 546,733 771,272

Eric Palomaki EVP, Operations and R&D(7)	2020 2019 2018	274,039 288,462 64,615	- - 25,000	156,975 89,491 125,000	- 59,932 -	164,293 - -	16,245 33,017 41,881	611,552 470,902 256,496

(1)The column for “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” has been omitted from this table because no compensation is reportable thereunder.

(2)The amounts in the Restricted Stock Awards column reflect the aggregate fair value of performance-based restricted stock awards based on the fair value on the date of grant, in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in the footnote entitled "Stock Based Compensation" to the Company's audited financial statements for the years ended December 31, 2020, 2019, and 2018 included in the Company's Annual Reports on Form 10-K as filed with the SEC.

(3)The amounts in the Stock Appreciation Rights (SARs) column reflect the aggregate fair value of performance based on SARs awards based on the fair value on the date of grant, in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in the footnote entitled "Stock Based Compensation" to the Company's audited financial statements for the years ended December 31, 2019, included in the Company's Annual Reports on Form 10-K as filed with the SEC.

(4)The amounts in the Non-Equity Incentive Plan Compensation column represent compensation awarded to our named executive officers under the Company's annual short-term incentive plan. Such compensation is earned by the named executive officers based upon the Company's financial performance as described in the "Compensation Discussion and Analysis" section above. The amounts in this column were earned for the years ended December 31, 2020, 2019 and 2018 and were paid to each named executive officer in the year following the year earned.

(5)Includes contributions by the Company to its 401(k) Plan for salaried employees. The Company makes contributions to its 40l(k) Plan in several ways. These contributions are made on earnings up to annual limitations set by the Internal Revenue Service. The Company makes a matching contribution equal to 25% of the first 6% of earnings deferred by each participant to the 401(k) Plan, which includes all salary and wages that are subject to income tax withholding (except for disqualifying dispositions of incentive stock options and vesting of restricted stock awards). In addition, the Company makes an automatic employer retirement contribution equal to 3% of each participant's base salary. This contribution is made for all eligible employees, regardless of whether they make any pre-tax contributions. Finally, if a participant is at least age 35, the Company may make a retirement contribution based upon such participant's earnings, which equals 1.5% of such participant’s earnings if such participant is age 35 to 44, and 3.5% of earnings if such participant is age 45 or older. This contribution is normally made only if the participant is employed on the last day of the year. Matching contributions for the year ended December 31, 2020 were $4,275 for Mr. Duvall, $4,275 for Mr. Zimmer and $4,111 for Mr. Palomaki. Retirement contributions during the year ended December 31, 2020 were $18,825 for Messrs. Duvall, and Zimmer, and $12,134 for Mr. Palomaki. Matching contributions for the year ended December 31, 2019 were $4,200 for Messrs. Duvall, Zimmer, and Palomaki. Retirement contributions during the year ended December 31, 2019 were $18,200 for Messrs. Duvall and Zimmer, and $12,600 for Mr. Palomaki. Matching contributions for the year ended December 31, 2018 were $264 for Mr. Duvall, $4,125 for Mr. Zimmer and $1,474 for Mr. Palomaki. Retirement contributions during the year ended December 31, 2018 were $6,875 for Mr. Duvall, $17,875 for Mr. Zimmer and $2,908 for Mr. Palomaki. Moving relocation allocation contributions for year ended December 31, 2019 were $64,334 for Mr. Duvall and $16,217 for Mr. Palomaki. Moving relocation allocation contributions for year ended December 31, 2018 were $37,500 for Mr. Palomaki.

(6)Mr. Duvall was hired on October 22, 2018.

(7)Mr. Palomaki was hired on September 19, 2018.

Outstanding Equity Awards at December 31, 2020

	Stock Appreciation Rights (SARs)
Name	Number of Securities Underlying Unexercised SARs(#) Exercisable	Number of Securities Underlying Unexercised SARs(#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned SARs(#)	SARs Exercise Price ($)	SARs Expiration Date
David L. Duvall	18,636	37,273	-	$10.00	5/16/2024
John P. Zimmer	9,069	18,138	-	$10.00	5/16/2024
Eric L. Palomaki	7,773	15,547	-	$10.00	5/16/2024

	Restricted Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares of Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (#)
David L. Duvall	200,754	2,826,616	-	-
John P. Zimmer	58,562	824,553	-	-
Eric L. Palomaki	61,299	863,090	-	-

(1)All stock appreciation rights (SARs) grants vest one-third each year after they are issued, with all SAR grants being fully vested upon the date of the recipient's 65th birthday and accelerated vesting upon death, disability or "change-in-control" (as described in the 2006 Plan).

(2)No restricted stock award grants vest prior to a recipient’s third anniversary of employment with the Company. Subject to the three-year anniversary vesting requirement, all restricted stock award grants vest one-third each year after they are issued, assuming required stock ownership thresholds are met, as further described above in "Compensation Discussion and Analysis." Mr. Zimmer has met the three-year anniversary and the ownership requirements of the plan for all unvested grants. Mr. Duvall and Mr. Palomaki have met the ownership requirements but have not met the three-year anniversary requirement.

(3)The market value of the restricted shares is based on the closing sales price of the Company's common stock on the NYSE American LLC as of the last business day of the year ended December 31, 2020, which was $14.08 per share.

Potential Payments upon Change in Control or Termination

We have entered into employment agreements and, in some cases, amended and restated executive severance agreements with each of our named executive officers that provide for, in the circumstances set forth below, certain benefits upon the occurrence of a change in control. The following describes the payments that each named executive officer would receive upon the occurrence of the events set forth below.

Payments upon a Termination in connection with a Change in Control
In the event of a change of control if the Company terminates Mr. Duvall's employment without cause or if he terminates his employment for good reason, Mr. Duvall will be entitled to receive, as severance:
•Accrued but unpaid base salary through the date of termination;
•Accrued and unused vacation pay;
•Any earned but unpaid amounts arising under such Executive' participation in the Company's compensation plans and programs prior to the termination;
•Twenty-four months of continued compensation; and
•Acceleration of any unvested awards under the Company's bonus or long-term incentive equity plans.

In the event of a change of control if the Company terminates the employment of Mr. Palomaki or Mr. Zimmer without cause or if Mr. Palomaki or Mr. Zimmer terminates his employment for good reason, within the agreement's specified period, the applicable Executive shall be entitled to:
•Full base salary earned through date of termination at the rate then in effect at the time notice for termination is given;
•Accrued and unused vacation pay;
•In lieu of any further salary payments for periods subsequent to the date of termination, a lump-sum payment equal to 2.99 times the sum of (a) the average of base salary as reported on such named executive officer's W-2 form for the 5 calendar years prior to the year in which termination occurs and (b) the average of the cash bonuses earned by the executive officer as reported on the executive officer's W-2 form for the 5 calendar years prior to the year in which such termination occurs; provided, however that the sum of the amounts in clauses (a) and (b) above shall not exceed 2.99 times of the base amount as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, or any successor provision; and
•The immediate vesting of all unvested stock options, stock appreciation rights and restricted stock awards.

As used above, the terms "cause," "good reason," and "change in control" shall have the meaning ascribed to such terms in the Executive's employment agreement.

Payments upon a Termination not in connection with a Change in Control
In the event the Company terminates Mr. Duvall's employment without cause or if he terminates his employment for good reason, Mr. Duvall will be entitled to receive, as severance, (a) accrued but unpaid base salary through the date of termination, (b) accrued and unused vacation pay, (c) any earned but unpaid amounts arising under such Executive' participation in the Company's compensation plans and programs prior to the termination and (d) twenty-four months of continued compensation.

In the event the Company terminates Messrs. Palomaki or Zimmer employment without cause, the applicable Executive will be entitled to receive, as severance, (a) accrued but unpaid base salary through the date of termination, (b) accrued and unused vacation pay, (c) any earned but unpaid amounts arising under such Executive's participation in the Company's compensation plans and programs prior to the termination and (d) twelve months of continued compensation.

Restricted Stock. Assuming the employment of a named executive officer was terminated due to death, disability, or retirement at age 65 as of December 31, 2020, each named executive officer would be entitled, under the 2006 Plan, to payment of certain amounts. All named executive officers who terminate for any reason other than death, disability or retirement at age 65 shall forfeit all rights to any unvested restricted stock awards.

Stock Appreciation Rights (“SARs”). Assuming we terminated the employment of a named executive officer for any reason as of December 31, 2020, each named executive officer would be able to exercise any vested SARs awards but shall forfeit all rights to any unvested SARs.

DIRECTOR COMPENSATION

The Company uses a combination of cash and equity-based incentive awards to attract and retain qualified candidates to serve on the Board of Directors. The Compensation Committee from time to time reviews the adequacy and competitiveness of the amount of the annual director's fee, committee fees and meeting attendance fees and makes adjustments as it deems appropriate. As previously noted, the Board engaged Pearl Meyer to complete a comprehensive compensation survey, which included peer group analysis of non-employee director compensation. In June 2020, the Compensation Committee reviewed this survey information and as a result of this review no adjustments were made.

The non-employee directors are compensated on an annual basis as follows:

Cash Compensation	Annual Compensation (paid quarterly)
Director Fee (excluding Chairman)	$50,000
Chairman Director Fee	$75,000
Audit Committee Chairman Fee	$6,000
Compensation Committee Chairman Fee	$3,000
Nominating and Corporate Governance Committee Chairman Fee	$3,000

The non-employee directors are also compensated for attendance for each scheduled meeting for the following committees:

Cash Compensation	Compensation per Meeting
Board of Directors Meeting	$1,000
Audit Committee Meeting	$1,000
Compensation Committee Meeting	$1,000
Nominating and Corporate Governance Committee Meeting	$1,000

In June 2020, the Board granted our non-employee directors shares of restricted common stock pursuant to the 2006 Plan. No restricted stock award grants vest prior to a directors third anniversary of service with the Company. Each restricted stock grant vests in 3 equal installments over the next three (3) years following the date of the grant, with all restricted stock grants being fully time vested upon the date of the recipient' s 65th birthday and vesting accelerated upon death, disability or "change-in-control" (as described in the 2006 Plan). Awards made to non-employee directors in 2020 were as follows:

Director	Restricted Stock Awards
Thomas R. Cellitti	12,893
James F. Crowley	10,163
Ralph O. Hellmold	10,011
Matthew E. Jauchius	9,252
Sandra L. Kowaleski(1)	-
Andrew O. Smith	9,252

(1)Sandra L. Kowaleski was elected on September 21, 2020, which was after the 2020 Grant, therefore no grant was issued.

The restricted stock grants also contained stock ownership vesting requirements, such that each restricted stock grant does not vest until the director owns and retains shares of our common stock equal in value to 20% of each director's annual director fee. All non-employee directors have met this stock ownership requirement.

The table below summarizes the compensation paid by the Company to non-employee directors for the year ended December 31, 2020.

Name and Principal Position(1)(2)	Fees Earned or Paid in Cash(3) ($)	Restricted Stock Awards(4) ($)	Total ($)
Thomas R. Cellitti	72,950	59,501	132,451
James F. Crowley	65,200	46,902	112,102
Ralph O. Hellmold	64,750	46,201	110,951
Matthew E. Jauchius	64,000	42,698	106,698
Sandra L. Kowaleski(5)	16,500	-	16,500
Andrew O. Smith	60,000	42,698	102,698

(1)The columns for “Bonus”, “Non-Equity Incentive Plan Compensation”, “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” and “All Other Compensation” has been omitted from this table because no compensation is reportable thereunder.

(2)David L. Duvall, the Company's current President and Chief Executive Officer during the year ended December 31, 2020 is not included in this table, as he was an employee of the Company and thus received no compensation for his service as a director. The compensation received by Mr. Duvall as an employee of the Company is shown above in the Summary Compensation Table.

(3)As part of the Company's turnaround plan the non-employee directors voluntarily reduced their fees by 10% from January 1, 2020 through September 30, 2020. As a result of the success of the turnaround and the Company’s ability to refinance its defaulted debt facility, the non-employee directors' fees were reinstated to their approved levels as of October 1, 2020.

(4)The amounts in the Restricted Stock Awards column reflect the aggregate fair value of performance-based restricted stock awards based on the fair value on the date of grant, in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in the footnote entitled "Stock Based Compensation" to the Company's audited financial statements for the year ended December 31, 2020 included in the Company's Annual Reports on Form 10-K as filed with the SEC.

(5)Sandra L. Kowaleski was elected on September 21, 2020.

Outstanding Equity Awards at December 31, 2020

Stock Appreciation Rights (SARs)
Name	Number of Securities Underlying Unexercised SARs(#) Exercisable	Number of Securities Underlying Unexercised SARs(#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned SARs(#)	SARs Exercise Price ($)	SARs Expiration Date
Thomas R. Cellitti	6,722	-	-	$10.00	5/16/2024
James F. Crowley	6,926	-	-	$10.00	5/16/2024
Ralph O. Hellmold	6,722	-	-	$10.00	5/16/2024
Matthew E. Jauchius	2,173	4,346	-	$10.00	5/16/2024
Sandra L. Kowaleski(2)	-	-	-	-	-
Andrew O. Smith	2,071	4,142	-	$10.00	5/16/2024

Restricted Stock Awards
Name	Number of Shares or Units of Stock that Have Not Vested(2) (#)	Market Value of Shares of Units of Stock that Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested (#)
Thomas R. Cellitti	-	-	-	-
James F. Crowley	-	-	-	-
Ralph O. Hellmold	-	-	-	-
Matthew E. Jauchius	12,904	181,688	-	-
Sandra L. Kowaleski(2)	-	-	-	-
Andrew O. Smith	12,731	179,252	-	-

(1)All stock appreciation rights (SARs) grants vest one-third each year after they are issued, with all SARs grants being fully vested upon the date of the recipient's 65th birthday and accelerated vesting upon death, disability or "change-in-control" (as described in the 2006 Plan).

(2)Sandra L. Kowaleski was elected on September 21, 2020, which was after the 2020 Grant, therefore no grant was issued.

(3)All restricted stock award grants vest one-third each year after they are issued, assuming required stock ownership thresholds are met, as further described above in "Compensation Discussion and Analysis." All directors met this stock ownership requirement or have reached the 65th birthday threshold.

(4)The market value of the restricted shares is based on the closing sales price of the Company's common stock on the NYSE American LLC as of the last business day of the year ended December 31, 2020, which was $14.08 per share.

OWNERSHIP OF COMMON STOCK

Beneficial Owners
The table below sets forth, to the knowledge of the Company, the only beneficial owners, as of March 29, 2021 of more than 5% of the outstanding shares of common stock of the Company.

Number of Shares of Common Stock Beneficially Owned

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
GAMCO Asset Management Inc.	1,061,896(2)	12.5%
Gabelli Funds, LLC
GAMCO Asset Management Inc.
Teton Advisors, Inc.
MJG Associates, Inc.
One Corporate Center
Rye, NY 20580

FMR LLC	874,756(3)	10.3%
245 Summer Street
Boston, MA 02210

Renaissance Technologies LLC	636,854(4)	7.5%
800 Third Ave
New York, NY 10022

Dimensional Fund Advisors LP	627,380(5)	7.4%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

(1)The "Percent of Class" computation is based upon the total number of shares beneficially owned by the named person or group divided by the sum of 8,476,047 shares of common stock outstanding on March 29, 2021.

(2)The information presented is derived from Amendment No. 20 to Schedule 13D, as filed with the SEC on August 18, 2020 by Mario J. Gabelli and certain entities which he directly or indirectly controls or for which he acts as chief investment officer, including Gabelli Funds, LLC, GAMCO Asset Management, Inc. Teton Advisors Inc. and MJG Associates, Inc. According to the Schedule 13D filing, of these 1,061,896 shares of Common Stock, 345,000 shares are beneficially owned by Gabelli Funds, LLC, 520,396 shares are beneficially owned by GAMCO Asset Management, Inc., 191,500 shares by Teton Advisors Inc., and 5,000 shares are beneficially owned by MJG Associates, Inc., as the parent company of GAMCO Investors, Inc., GAMCO Investors, Inc., as the parent company of the foregoing entities, and Mario Gabelli, as the majority stockholder of GGCP, Inc. may be deemed to have beneficial ownership of the 1,061,896 shares owned beneficially by Gabelli Funds, LLC, GAMCO Asset Management, Inc. Teton Advisors Inc. and MJG Associates, Inc., except as otherwise provided in the Schedule 13D filing, each entity has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the shares reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be.

(3)The information presented is derived from Amendment No. 9 to Schedule 13G, as filed with the SEC on February 8, 2021, by FMR LLC. According to the Schedule 13G filing, FMR LLC beneficially owns 874,756 shares of common stock of the Company, has sole voting power over 132,977 of those shares and sole dispositive power over the entire amount beneficially owned. Abigail Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the family of Abigail P. Johnson are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act ("Fidelity Funds") advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds' Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(4)The information presented is derived from Amendment No. 3 to Schedule 13G, as filed with the SEC on February 11, 2021, by Renaissance Technologies LLC. According to the Schedule 13G filing, Renaissance Technologies LLC beneficially owns 636,854 shares of common stock of the Company, has sole voting power over 573,033 of those shares and sole dispositive power over 636,854 of those shares.

(5)The information presented is derived from Amendment No. 7 to Schedule 13G, as filed with the SEC on February 12, 2021, by Dimensional Fund Advisors LP. According to the Schedule 13G filing, Dimensional Fund Advisors LP beneficially owns 627,380 shares of common stock of the Company, has sole voting power over 612,943 of those shares and sole dispositive power over 627,380 shares. Dimensional Fund Advisors is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, which furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the "Funds"). In certain cases, subsidiaries of Dimensional Fund Advisors LP act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, "Dimensional") possess voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

Board and Management
The table below sets forth, as of March 29, 2021, the number of shares of common stock beneficially owned by each director of the Company, by each nominee for election as director of the Company, by each executive officer named in the Summary Compensation Table contained in this Proxy Statement, and by all directors, nominees and executive officers as a group. The information concerning the persons set forth below was furnished in part by each of those persons.

Number of Shares of Common Stock Beneficially Owned

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Renee R. Anderson	74,256(2)	*
Thomas R. Cellitti	90,690(3)	1.1%
James F. Crowley	48,756(4)	*
David L. Duvall	267,695(5)	3.2%
Ralph O. Hellmold	36,629(6)	*
J Christopher Highfield	20,997(7)	*
Matthew E. Jauchius	68,815(8)	*
Sandra L. Kowaleski	14,400(9)	*
Eric L. Palomaki	89,480(10)	1.1%
Andrew O. Smith	57,904(11)	*
John P. Zimmer	160,503(12)	1.9%
All directors, nominees and executive officers as a group (11 persons)	930,125	11.0%

*Less than 1%

(1)The "Percent of Class" computation is based upon the total number of shares beneficially owned by the named person or group divided by 8,476,047 shares of common stock outstanding on March 29, 2021.

(2)Includes: (i) 12,900 shares of common stock as to which Ms. Anderson has sole voting and investment power; (ii) 2,453 shares of common stock as to which Ms. Anderson shares voting and investment power with her husband; (iii) 3,989 shares of common stock held by Ms. Anderson in the Core Molding Technologies, Inc. Employee Stock Purchase Plan and (iv) 54,914 shares of restricted stock subject to future vesting conditions.

(3)Includes: 90,690 shares of common stock as to which Mr. Cellitti has sole voting and investment power.

(4)Includes: (i) 47,756 shares of common stock as to which Mr. Crowley has sole voting and investment power; and (ii) 1,000 shares of common stock as to which Mr. Crowley shares voting and investment power with his wife.

(5)Includes: (i) 58,905 shares of common stock as to which Mr. Duvall has sole voting and investment power; (ii) 8,036 shares of common stock held by Mr. Duvall in the Core Molding Technologies, Inc. Employee Stock Purchase Plan and (iii) 200,754 shares of restricted stock subject to future vesting conditions.

(6)Includes (i) 33,629 shares of common stock as to which Mr. Hellmold has sole voting and investment power; and (ii) 3,000 shares of common stock as to which Mr. Hellmold shares voting and investment power with his wife.

(7)Includes: (i) 5,579 shares of common stock as to which Mr. Highfield has sole voting and investment power; (ii) 2,604 shares of common stock held by Mr. Highfield in the Core Molding Technologies, Inc. Employee Stock Purchase Plan and (iii) 12,814 shares of restricted stock subject to future vesting conditions.

(8)Includes: (i) 38,911 shares of common stock as to which Mr. Jauchius has sole voting and investment power; (ii) 17,000 shares of common stock as to which Mr. Jauchius shares voting and investment power with his wife; and (iii) 12,904 shares of restricted stock subject to future vesting conditions.

(9)Includes: (i) 2,000 shares of common stock as to which Ms. Kowaleski has sole voting and investment power; and (ii) 12,400 shares of common stock as to which Ms. Kowaleski shares voting and investment power with her father.

(10)Includes: (i) 21,999 shares of common stock as to which Mr. Palomaki has sole voting and investment power; (ii) 6,182 shares of common stock held by Mr. Palomaki in the Core Molding Technologies, Inc. Employee Stock Purchase Plan and (iii) 61,299 shares of restricted stock subject to future vesting conditions.

(11)Includes: (i) 45,173 shares of common stock as to which Mr. Smith has sole voting and investment power; and (ii) 12,731 shares of restricted stock subject to future vesting conditions.

(12)Includes: (i) 76,807 shares of common stock as to which Mr. Zimmer has sole voting and investment power; (ii) 6,090 shares of common stock held by Mr. Zimmer in the Core Molding Technologies, Inc. Employee Stock Purchase Plan; (iii) 18,707 shares of common stock as to which Mr. Zimmer shares voting and investment power with his wife; and (iv) 58,562 shares of restricted stock subject to future vesting conditions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the following persons to file initial statements of beneficial ownership on a Form 3 and changes of beneficial ownership on a Form 4 or Form 5 with the Securities and Exchange Commission and to provide the Company with a copy of those statements:

•executive officers and directors of the Company; and

•persons who beneficially own more than 10% of the issued and outstanding shares of common stock of the Company.

The Company believes that its executive officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements for the year ended December 31, 2020, with the exception of Ms. Anderson and Messrs. Crowley, Palomaki and Smith who each filed a late Form 4 relating to purchase of shares on the open market.

AUDIT COMMITTEE REPORT

The Audit Committee is composed of four directors, none of whom is an employee of the Company. The Audit Committee is governed by a charter as reassessed and approved by the Board of Directors on March 5, 2021. In accordance with its written charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

During the year ended December 31, 2020, the Audit Committee met four times. The Audit Committee discussed the interim financial information contained in quarterly earnings announcements with both management and the independent registered public accounting from prior to the public release of quarterly information.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Crowe a formal written statement describing all relationships between Crowe and the Company that might bear on Crowe's independence consistent with Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," discussed with Crowe any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. The Audit Committee also discussed with management and Crowe the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with Crowe their audit scope and their identification of audit risks.

The Audit Committee discussed and reviewed with Crowe all communications required by auditing standards generally accepted in the United States of America, including those matters required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the PCAOB in Rule 3200T, and, with and without management present, discussed and reviewed the results of Crowe's examination of the financial statements. Management also discussed with Crowe those matters required to be discussed under the regulations of the SEC and U.S. Public Company Accounting Oversight Board.

The Audit Committee reviewed the audited consolidated financial statements of the Company as of and for the year ended December 31, 2020, with management and Crowe. Management has the responsibility for the preparation of the Company's financial statements and Crowe has the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Audit Committee
Matthew E. Jauchius, Chairman
James F. Crowley
Ralph O. Hellmold
Andrew O. Smith

AUDIT FEES

The aggregate fees paid or accrued to Crowe LLP for professional services rendered for the audit of the Company's annual financial statements and the review of financial statements included in the Company's quarterly report on Forms 10-Q were $412,000 and $585,000 for the years ended December 31, 2020 and 2019, respectively.

AUDIT RELATED FEES

No fees were paid or accrued to Crowe LLP for assurance related services by Crowe LLP for the years ended December 31, 2020 and 2019.

TAX FEES

No fees were paid or accrued to Crowe LLP for tax compliance, tax advice, or tax planning services by Crowe LLP for the years ended December 31, 2020 and 2019.

ALL OTHER FEES

There were no fees billed to the Company for 401(k) audit services for the year ended December 31, 2020 or tax related services by Crowe LLP for the years ended December 31, 2020 and 2019.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since January 1, 2020 there has not been any transaction or series of similar transactions to which the Company was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any Board member, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest (as defined in Item 404 of Regulation S-K (17 CFR§229.404)). It is our internal policy that all related party transactions required to be disclosed pursuant to Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended, be reviewed and approved by the Board of Directors. Under Item 404 of Regulation S-K, this requirement would generally apply to transactions exceeding $120,000 between us and any related persons.

LIMITATION ON OWNERSHIP

The Company's Certificate of Incorporation and Bylaws contain certain provisions designed to discourage specific types of transactions involving an actual or threatened change of control of the Company. These provisions, which are designed to make it more difficult to change majority control of the Board of Directors without its consent, include the following:

Removal of Directors -This provision provides that a director of the Company may be removed with or without cause only upon the vote of the holders of at least 80% of the voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors.

Supermajority Approval -This provision requires that a merger and certain other transactions (as outlined in the Certificate of Incorporation) be approved by the affirmative vote of the holders of at least 66 2/3% of the then outstanding shares of the Company’s common stock. Such affirmative vote is required notwithstanding the fact that no vote may be required, or that a lesser percentage may be specified by law.

Amendments -This provision requires that any amendment to the provisions relating to the removal of directors be approved by the holders of at least 80% of the then outstanding shares of voting stock, and any amendment to provisions requiring the approval of the holders of at least 66 2/3% of the then outstanding shares of voting stock be approved by the holders of at least 66 2/3% of the then outstanding shares of voting stock.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Composition of the Board of Directors

At the annual meeting, the stockholders will elect seven (7) directors to hold office until the election and qualification of their successors or until their earlier resignation, death, disqualification or removal from office.

The intention of the proxies is to vote the shares of common stock they represent for the election of David L. Duvall, Thomas R. Cellitti, James F. Crowley, Ralph O. Hellmold, Matthew E. Jauchius, Sandra L. Kowaleski and Andrew O. Smith, unless the proxy is marked to indicate that such authorization is expressly withheld. Each nominee is currently a member of the Board of Directors. All of the nominees have stated their willingness to serve and the Company is not aware of any reason that would cause any of the nominees to be unavailable to serve as a director should they be elected at the annual meeting. If any of the nominees should become unavailable for election, the proxies may exercise discretionary authority to vote for a substitute nominee proposed by the Board of Directors. Information with respect to the background and experience of each of the seven nominees currently serving on the Board of Directors is set forth above under the heading "Directors and Executive Officers of Core Molding Technologies, Inc."

Under Delaware law and the Bylaws of the Company, the stockholders will elect as directors the seven (7) nominees receiving the greatest number of votes, subject to the Voting Policy adopted by the Board that provides that any nominee who receives a greater number of votes "withheld" than votes "for" such election shall submit notice of resignation for consideration by the Board within 90 days from the date of the election, and shall recuse himself or herself from all deliberations on his or her resignation. The Board shall consider all of the relevant facts and circumstances in its consideration of the action to be taken with respect to such offer of resignation. To the extent that any resignation is accepted, the Board will consider whether to fill such vacancy or vacancies or to reduce the size of the Board. The Company will count shares of common stock as to which voting authority is withheld for quorum purposes but will not count those shares toward the election of directors or toward the election of individual nominees specified in the form of proxy.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MEMBERS DUVALL, CELLITTI, CROWLEY, HELLMOLD, JAUCHIUS, KOWALESKI AND SMITH.

PROPOSAL NO. 2
APPROVAL OF CORE MOLDING TECHNOLOGIES, INC.
2021 LONG-TERM EQUITY INCENTIVE PLAN

General Information

On April 5, 2021, the Board adopted, subject to shareholder approval, the Core Molding Technologies, Inc. 2021 Long-Term Equity Incentive Plan (the “2021 Plan”). The purpose of the 2021 Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors to contribute to the Company’s growth and financial performance for the benefit of the Company’s stockholders. Upon adoption by shareholders, the 2021 Plan will replace the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan, as amended (the “2006 Plan”).

If the 2021 Plan is approved by stockholders, the aggregate number of newly authorized shares that may be issued under the 2021 Plan is 410,000 shares of common stock, plus approximately 514,823 shares, which represents the unused shares that we expect to have available for issuance of awards under the 2006 Plan as of May 13, 2021, the effective date of the new 2021 Plan. In addition, shares subject to any outstanding awards under the 2006 Plan that are forfeited, cancelled or reacquired by the Company will become available for reissuance under the 2021 Plan. If the 2021 Plan is approved by stockholders, no additional awards will be granted under the 2006 Plan, but prior awards will remain outstanding in accordance with their terms and the terms of the 2006 Plan. If the 2021 Plan is not approved, then the 2006 Plan will remain in effect, and approximately 514,823 shares will be available for issuance thereunder.

Our three-year average “burn rate” was 4.1% for fiscal years 2018 through 2020. We define burn rate as the total number of shares subject to awards granted to participants in a single year expressed as a percentage of our shares outstanding.

As discussed in Executive Compensation, in the fourth quarter of 2018, the Company implemented an operational turnaround plan as a result of financial losses incurred in 2018 which caused the Company to default on its outstanding credit facility. The Company adjusted elements of its executive pay programs in 2019 and 2020 to focus on stabilizing the Company’s operations, returning the Company to profitability, insuring adequate liquidity to operate the business, refinancing our defaulted credit facility and retaining talented employees. Long-term stock based compensation was modified and reduced to reflect financial performance and to lower the grant burn rate and stockholder dilution. Although, awards were reduced from target levels, as a result of the Company’s depressed share price the number of awards granted were higher than historical levels elevating the burn rate. The Board considered the higher burn rate necessary in order to attract and retain employees to complete the turnaround. The Company completed the turnaround in 2020 and returned to profitability generating net income of $8.2 million. As the Company’s stock price rebounds, which has occurred in 2020 compared to 2019, the Company anticipates the burn rate to decrease.

As part of the turnaround the Company hired a new Chief Executive Officer, Executive Vice President of Operations and Executive Vice President of Human Resources. Initial grants at the date of hire of these three critical positions totaled 141,780 awards. Excluding the initial hire awards, the Company’s three-year average burn rate would have been 3.5%.

As of March 31, 2021, we had approximately 1,203,583 shares of common stock subject to outstanding awards under the 2006 Plan or available for future awards under the 2006 Plan, which represented approximately 15% of our common stock outstanding, such percentage referred to as the “overhang percentage.” If the 2021 Plan is approved, we will have 410,000 shares under the 2021 Plan, and the shares remaining under the 2006 Plan as of the effective date of the 2021 Plan (which are estimated at 514,823 shares) available for issuance under the 2021 Plan. The 410,000 additional shares proposed to be included in the 2021 Plan reserve would increase the overhang percentage by approximately 5% to approximately 20%.

The following table identifies key features of the 2021 Plan:

Independent Committee Administration	The 2021 Plan is to be administered by our Compensation Committee comprised entirely of non-employee directors.
No Evergreen Provision	The 2021 Plan does not contain an “evergreen” provision that will automatically increase the number of shares authorized for issuance under the 2021 Plan.
Limit on Shares Authorized	Under the 2021 Plan, the aggregate number of shares that may be issued is 410,000 newly requested shares plus the shares available for grant under our 2006 Plan as of the effective date of the 2021 Plan, which are estimated at approximately 514,823 shares. In addition, any outstanding award under the 2006 Plan that are forfeited, cancelled or reacquired by the Company will become available for reissuance under the 2021 Plan.
Plan Share Counting	All shares subject to stock options, stock appreciation rights or similar awards, the value of which awards are based solely on an increase in the value of the shares after the date of grant, will count against the 2021 Plan’s reserve on 1:1 basis for each share subject to the award. For all other awards (generally referred to as “full value” awards), shares subject to such awards will also count against the 2021 Plan’s reserve on a 1:1 basis for each share subject to the award.
No Discounted Stock Options or Stock Appreciation Rights	Stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of our common stock on the date of grant (unless such award is granted in substitution for a stock option or stock appreciation right previously granted by an entity that is acquired by or merged with the Company).
No Repricing of Stock Options or Stock Appreciation Rights	The 2021 Plan prohibits the re-pricing of stock options and stock appreciation rights (including a prohibition on the repurchase of “underwater” stock options or stock appreciation rights for cash or other securities) without stockholder approval.
No Liberal Share “Recycling”	The 2021 Plan provides that any share (i) surrendered to pay the exercise price of an options, (ii) withheld by the Company or tendered to satisfy any tax withholding obligation with respect to any award, (iii) covered by a stock appreciation right issued under the plan that are not issued in connection with settlement in shares upon exercise, or (iv) repurchased by the Company using option exercise proceeds will not be added back (“recycled”) to the 2021 Plan.
Minimum Vesting Period	A maximum of 5% of the aggregate number of shares available for issuance under the 2021 Plan may be issued without a vesting period of at least one year following the date of grant. All other awards will have a minimum vesting period of at least one year, subject to limited exceptions in case of substituted awards in connection with acquisitions and awards received in lieu of other earned cash compensation.
Acceleration of vesting	The 2021 Plan restricts non change of control acceleration of vesting to a recipient’s death or disability.
No Liberal Change in Control Definition	The 2021 Plan prohibits any award agreement from having a change in control provisions that has the effect of accelerating the exercisability of any award or the lapse of restrictions relating to any award upon only the announcement or shareholder approval (rather than the consummation) of a change in control transaction.
No Dividends or Dividend Equivalent Amounts Paid on Unvested Awards	The 2021 Plan prohibits the payment of dividends or dividend equivalent amounts on awards until those awards are earned and vested.
Award Subject to Forfeiture, Clawback, Reduction, Recoupment	Awards under the 2021 Plan will be subject to forfeiture, clawback, reduction, cancellation or recoupment or other penalties to the extent a participant receives any amount in excess of the amount the participant should otherwise have received for any reason including by reason of a financial restatement, inaccurate financial statements or performance metrics, calculation mistakes or other errors

The flexibility of the 2021 Plan is consistent with our 2006 Plan in the types and specific terms of awards, allowing future awards to be based on then-current objectives for aligning compensation with stockholder value. Stockholder approval of the 2021 Plan will permit the Company to award short-term and long-term incentives that achieve these goals.

The following is a summary of the material terms of the 2021 Plan and is qualified in its entirety by reference to the 2021 Plan, a copy of which is attached as Appendix A to this proxy statement.

Summary of the 2021 Omnibus Plan

Administration
The Compensation Committee of the Board (the “Compensation Committee”) will administer the 2021 Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2021 Plan. The Compensation Committee may delegate the authority to grant awards to one or more officer or director, subject to any terms, conditions or limitations the Compensation Committee may impose. However, the Compensation Committee may not delegate such authority with respect to awards granted to officers subject to Section 16 of the Exchange Act or if such delegation would cause the 2021 Plan not to comply with applicable laws or exchange rules. In addition, the Compensation Committee can specify whether, and under what circumstances, awards to be received under the 2021 Plan may be deferred automatically or at the election of either the holder of the award or the Compensation Committee. Subject to the provisions of the 2021 Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability or the lapse of any restrictions relating to any outstanding award. The Compensation Committee has authority to interpret the 2021 Plan, and establish rules and regulations for the administration of the 2021 Plan. In addition, the Board may exercise the powers of the Compensation Committee at any time, except with respect to the grant of awards to our executive officers.

Eligible Participants

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to the Company or any of its affiliates, who is selected by the Compensation Committee, is eligible to receive an award under the 2021 Plan.

Shares Available For Awards and Other Limits on Awards

The 2021 Plan would provide for the issuance of up to 410,000 newly authorized shares of common stock. In addition, approximately 514,823 unused shares from the 2006 Plan would be available for issuance under the 2021 Plan, as well as shares subject to any outstanding awards under the 2006 Plan that are forfeited, cancelled or reacquired by the Company will become available for re-issuance under the 2021 Plan. In addition, if awards issued under the 2021 Plan expire or otherwise terminate without being exercised or settled, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2021 Plan. The number of shares available for awards under the 2021 Plan will be reduced by one share for each share covered by a “full value award”. A full value award is any award other than a stock option, stock appreciation right or similar award, the value of which is based solely on an increase in the value of the shares after the date of grant of such award.

Certain awards under the 2021 Plan are subject to the following limitations:
•The maximum number of shares subject to any award or awards denominated in shares granted to any one person who is an employee, consultant, independent contractor or advisor may not exceed 200,000 shares in the aggregate in any calendar year.

•A maximum of 924,823 shares will be available for granting incentive stock options under the 2021 Plan, subject to the provisions of Sections 422 or 424 of the Internal Revenue Code or any successor provision.

•The maximum value of all equity and cash-based compensation granted to a non-employee director in any calendar year cannot exceed $175,000 (and for this purpose, equity value is determined using grant date value under applicable financial accounting rules). Furthermore, the independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee

Director receiving such additional compensation may not participate in the decision to award such compensation.

•The Compensation Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2021 Plan.

If any shares subject to any award, or to which an award relates, granted under the 2006 Plan and the 2021 Plan are forfeited or are reacquired by the Company, or if any award terminates without the delivery of any shares, such shares will again be available for future awards under the 2021 Plan. Any shares subject to an award granted under either plan (a) used to pay the exercise price of stock options via a “net exercise” or otherwise, (b) withheld or tendered to pay tax withholding obligations with respect to an award, (c) subject to a stock appreciation right that are not issued when such right is settled, and (d) repurchased using stock option exercise proceeds will not be available for future issuance under the 2021 Plan.

Types of Awards and Terms and Conditions
The 2021 Plan permits the granting of:

•stock options (including both incentive and non-qualified stock options);
•stock appreciation rights (“SARs”);
•restricted stock and restricted stock units (including performance shares and performance share units);
•dividend equivalents; and
•other stock-based awards (which may be payable in shares, cash, or other forms).

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2021 Plan or any other compensation plan. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of the Company’s common stock or other securities, or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value on the date of grant of such option or SAR except if the award is in substitution for an award previously granted by an entity acquired by the Company. The fair market value of a share will be the closing price of one share as reported on the NYSE as of the applicable date, unless otherwise determined by the Compensation Committee. The term of awards will not be longer than ten (10) years (except that award agreements may provide, to the extent consistent with Section 409A of the Internal Revenue Code, in the event the exercise of the award is tolled not more than thirty (30) days because the exercise would otherwise violate applicable law or any Company policy).

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as are determined by the Compensation Committee, subject to the minimum vesting provisions described above. For example, awards may, at the Compensation Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals (including goals specific to the participant's individual performance) established by the Compensation Committee, or upon any combination of service-based or performance-based conditions (subject to minimum vesting requirements). A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (other than performance of service alone) is generally referred to as a performance share or performance share unit (PSU) award. Rights to dividends or dividend equivalent amounts during the restricted period are discussed below.

Dividend Equivalents. Dividend equivalents entitle holders to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of dividends paid by the Company to its stockholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents may not be awarded with respect to grants of options, stock appreciation rights or any other awards the value of which is based solely on an increase in the value of shares after the grant date. Dividends and dividend equivalent amounts with respect to any share underlying any other award may be accrued but not paid to a holder until all conditions or restrictions, including vesting, relating to such share have been satisfied.

Other Stock-Based Awards. The Compensation Committee may grant other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, our shares of common stock. Any shares of common stock delivered pursuant to a purchase right must be purchased for consideration having a value equal to at least one hundred percent (100%) of the fair market value of the shares on the date the purchase right is granted.

Duration, Termination and Amendment. If approved, unless discontinued or terminated by the Board, the 2021 Plan will expire on May 13, 2031. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2021 Plan prior to expiration may extend beyond the end of such period through the award’s normal expiration date.

The Board and, pursuant to the delegation of its authority, the Compensation Committee may amend, alter or discontinue the 2021 Plan at any time, although prior shareholder approval must be obtained for any action that would increase the number of shares of common stock available, increase the award limits under the 2021 Plan, permit awards of options or SARs at a price less than fair market value, permit repricing of options or SARs, or expand the class of persons eligible to receive awards under the 2021 Plan. Stockholder approval is also required for any action that would, absent such approval, violate the rules and regulations of the New York Stock Exchange or any other securities exchange applicable to the Company. Any amendment to the 2021 Plan, or any outstanding award, is subject to compliance with all applicable laws, rules and policies of any applicable governmental entity or securities exchange, including any required approval.

The Compensation Committee may amend or terminate any outstanding award, but (except as provided below with respect to certain corporate transactions) not without the consent of any award recipient or beneficiary if such action would adversely affect the rights of the holder of the award.

Corporate Transactions
Upon any reorganization, merger, consolidation, split-up, spin-off, take-over bid, or any other similar corporate transaction, the Compensation Committee or the Board may provide for any of the following:

•Termination of any award, whether or not vested, in exchange for the amount of cash and/or securities , if any, with a fair market value equal to the amount that would have been received upon the exercise of the award or the realization of the award holder’s vested rights or the replacement of the award with other vested rights or securities with an equivalent fair market value;

•Assumption or substitution of any award by the successor or survivor corporation, with appropriate adjustment to the number and kind of shares and exercise price;

•Subject to the limitations provided below, acceleration of the exercisability or the vesting of any award, notwithstanding the terms in any award agreement; or

•Prevention of additional vesting or exercisability of any award after a specified date.

Prohibition on Repricing Awards
Without the approval of stockholders, (a) no option or SAR may be amended to reduce its exercise or grant price, (b) no option or SAR may be cancelled and replaced with an option or SAR having a lower exercise price and (c) no option or SAR may be cancelled or repurchased for cash or other securities, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2021 Plan.

Transferability of Awards
No award under the 2021 Plan (other than fully vested and unrestricted shares) and no right under any such award are transferable other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. However, the Compensation Committee may permit an award to be transferred to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Compensation Committee may allow award recipients to designate a beneficiary or beneficiaries to exercise the rights of the award recipient and receive any property distributable with respect to any award in the event of an award recipient’s death.

Forfeiture, Clawback and Recoupment
All awards granted under the 2021 Plan will be subject to forfeiture, clawback, reduction, cancellation or recoupment or other penalties to the extent a participant receives any amount in excess of the amount the participant should otherwise have received for any reason including by reason of a financial restatement, inaccurate financial statements or performance metrics, calculation mistakes or other errors.

Federal Income Tax Consequences
Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by the Company.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

Restricted Stock Awards. Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An award holder who makes, and files with the Internal Revenue Service, an Internal Revenue Code Section 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units and Other Stock-Based Awards. Recipients of grants of restricted stock units (including performance share units) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. If the award permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock unit vests and will also be taxed as ordinary income. Cash or shares to be received pursuant to any other stock-based award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We generally will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, including the Company’s obligation to withhold or otherwise collect certain income and payroll taxes, the Company generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2021 Plan. However, Section 162(m) of the Internal Revenue Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers. Therefore, compensation paid annually to an executive covered by Section 162(m) of the Internal Revenue Code under the 2021Plan in excess of $1 million generally will not be deductible.

Application of Section 16. Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise of a stock option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six (6) months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Delivery of Shares for Tax Obligation. Under the 2021 Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver shares of the Company’s common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state income tax obligations.

New Plan Benefits
No benefits or amounts have been granted, awarded or received under the 2021 Plan. In addition, the Compensation Committee in its discretion will determine the number and types of awards that will be granted. Thus, it is not possible to determine the benefits that will be received by eligible participants if the 2021 Plan were to be approved by the stockholders.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is presenting the following proposal, which gives you the opportunity to vote on a non-binding advisory resolution to approve the compensation of our named executive officers as disclosed in this proxy statement pursuant to SEC rules. This disclosure includes the Compensation Discussion and Analysis ("CD&A"), the compensation tables, and the accompanying narrative compensation disclosures. Stockholders are asked to vote on the following resolution:

RESOLVED, that the compensation of the named executive officers, as disclosed in the proxy statement for the Company's 2021 annual meeting of stockholders pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission, is hereby approved.

We understand that executive compensation is an important matter for our stockholders. Our executive compensation philosophy and practice continue to be to pay for performance, and we believe that our compensation program is strongly aligned with the long-term interests of our stockholders. In considering how to vote on this proposal, we encourage you to review all the relevant information in this proxy statement - our CD&A, the compensation tables, and the rest of the narrative disclosures regarding our executive compensation program.

This proposal, commonly known as the "say-on-pay" proposal, gives you the opportunity to express your view. This advisory vote is not intended to address any specific item of compensation, but rather the overall compensation policies and practices with respect to our named executive officers as described in this proxy statement. It is our current intent, subject to your vote, to provide you with this advisory vote annually.

While this vote is advisory and will not be binding on the Company or the Board, it will provide valuable information to our Compensation Committee regarding stockholder sentiment about our executive compensation. We invite stockholders who wish to communicate with our Board on executive compensation or any other matters to contact us as provided under "Board of Directors Communicating with Directors."

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed the firm of Crowe LLP to audit the financial statements of the Company for the year ending December 3l, 2021. Crowe has been the Company's independent auditor since August 2009. The Company expects a representative of Crowe to attend the annual meeting. The Company will provide the representative with an opportunity to make a statement if he or she desires to do so. The Company expects that the representative will be available to respond to appropriate questions.

The Company is presenting the appointment of Crowe LLP as independent registered public accounting firm for ratification at the annual meeting. While ratification by stockholders of this appointment is not required by law or the Certificate of Incorporation or Bylaws of the Company, the Board believes that such ratification is desirable. In the event this appointment is not ratified by a majority vote of stockholders, the Board of Directors will consider that fact when it appoints an independent registered public accounting firm for the next fiscal year. The Board has adopted policies requiring the Audit Committee to pre-approve all audit and non-audit services provided by the Company's independent registered public accounting firm. All auditing services and non-audit services provided by Crowe LLP for the year ended December 31, 2020 have been approved by the Audit Committee.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF CROWE.

OTHER MATTERS

The management of the Company and the Board of Directors of the Company know of no matters to be brought before the annual meeting other than as set forth above. If, however, any other matters are properly presented to the stockholders for action, it is the intention of the persons named in the proxy to vote at their discretion on all matters on which the shares of common stock represented by such proxies are entitled to vote.

BY ORDER OF THE BOARD OF DIRECTORS

Thomas R. Cellitti
April 7, 2021	Chairman of the Board

CORE MOLDING TECHNOLOGIES, INC.
ATTN: INVESTOR RELATIONS
800 MANOR PARK DRIVE
COLUMBUS, OH 43228-0183

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/12/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/12/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) David L. Duvall 02) Thomas R. Cellitti 03) James F. Crowley 04) Ralph O. Hellmold 05) Matthew E. Jauchius
06) Sandra L. Kowaleski 07) Andrew O. Smith

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000505105_1 R1.0.0.177

ANNUAL MEETING OF STOCKHOLDERS OF
CORE MOLDING TECHNOLOGIES, INC.
May 13, 2021
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Annual Report, Proxy Statement and Proxy Card are available at http://colsec.coremt.com.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

CORE MOLDING TECHNOLOGIES, INC.
THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
For the Annual Meeting of Stockholders
To be held on May 13, 2021

The undersigned stockholder appoints David L. Duvall and John P. Zimmer, as proxies with full power of substitution, to vote the shares of voting securities of Core Molding Technologies, Inc. (the "Company"), that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Company's Headquarters, 800 Manor Park Drive, Columbus, Ohio, on May 13, 2021, at 9:00 a.m., Eastern Daylight Savings Time, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, such proxies are instructed to vote as directed on the reverse side. If no direction is made, this proxy will be voted FOR ALL nominees listed in Proposal 1; FOR Proposals 2, 3 and 4; and FOR any other properly raised matter at the discretion of the proxies.

Continued and to be signed on reverse side

0000505105_2 R1.0.0.177

APPENDIX A

CORE MOLDING TECHNOLOGIES, INC.
2021 LONG-TERM EQUITY INCENTIVE PLAN
Section 1.    Purpose
The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company's business and to compensate such persons through various stock and cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company's stockholders.

Section 2.    Definitions
As used in the Plan, the following terms shall have the meanings set forth below:

a.“Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

b.“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

c.“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

d.“Board” and “Board of Directors” shall mean the Board of Directors of the Company.

e.“Change in Control” shall mean the occurrence of any of the following on or after the Effective Date:

i.Any “person” (as such term is used in Sections 13(d) and 14 of the Exchange Act), other than (1) the Company, (2) any subsidiary of the Company, (3) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (4) any underwriter temporarily holding securities of the Company pursuant to an offering of such securities or (5) any person in connection with a transaction described in clauses (A), (B) and (C) of (e)(ii) below, becomes the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing fifty percent (50%) or more of the total voting power of the Company’s then outstanding voting securities, unless such securities (or, if applicable, securities that are being converted into voting securities) are acquired directly from the Company in a transaction approved by a majority of the Incumbent Board (as defined in (e)(iv) below).

ii.The consummation of a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, or the sale or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company (a “Corporate Transaction”), unless:

A.the stockholders of the Company immediately before such Corporate Transaction will own, directly or indirectly, immediately following such Corporate Transaction, at least fifty-one percent (51%) of the total voting power of the outstanding voting securities of the corporation or other entity resulting from such Corporate Transaction (including a corporation or other entity that acquires all or substantially
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all of the Company’s assets, the “Surviving Company”) or the ultimate parent company thereof in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Corporate Transaction;

B. the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such Corporate Transaction constitute a majority of the members of the board of directors or equivalent governing body of the Surviving Company or the ultimate parent company thereof; and

C. no person other than (aa) the Company, (bb) any subsidiary of the Company, (cc) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (dd) the Surviving Company, (ee) any subsidiary or parent company of the Surviving Company, or (ff) any person who, immediately prior to such Corporate Transaction, was the beneficial owner of securities of the Company representing thirty percent (30%) or more of the total voting power of the Company’s then outstanding voting securities, is the beneficial owner of thirty percent (30%) or more of the total voting power of the then outstanding voting securities of the Surviving Company or the ultimate parent company thereof.

iii. The stockholders of the Company approve a complete liquidation or dissolution of the Company.

iv. Directors who, as of the Effective Date, constitute the Board of Directors (the “Incumbent Board”) cease to constitute at least a majority of the Board of Directors (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to change the Company’s state of incorporation, form a holding company or effect a similar reorganization as to form, the board of directors of such surviving company or its ultimate parent company); provided, however, that any individual becoming a member of the Board of Directors subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of a two-thirds (2/3rds) majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened proxy contest relating to the election of Directors.

Notwithstanding the foregoing, a Change in Control will not be deemed to occur solely because any person (a “Subject Person”) becomes the beneficial owner of more than the permitted amount of the outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of voting securities beneficially owned by the Subject Person, provided, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities that increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person to thirty percent (30%) or more of the total voting power, then a Change in Control will have occurred.

Notwithstanding the foregoing, (i) if any payment or benefit pursuant to an Award is “nonqualified deferred compensation” under Section 409A to which an exception to Section 409A does not apply, and the payment or benefit of such Award is triggered by a Change in Control, the events described above shall not constitute a Change in Control with respect to such nonqualified deferred compensation Award unless they constitute a change in ownership or effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company, as described under Section 409A; and (ii) for the avoidance of doubt, a Change in Control shall not be deemed to have occurred as a
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result of a sale or other disposition of any Subsidiary by which a Participant may be employed.

f.“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

g.“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3.

h.“Company” shall mean Core Molding Technologies, Inc., a Delaware corporation, and any successor corporation.

i.“Director” shall mean a member of the Board.

j.“Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.

k.“Effective Date” shall mean May 13, 2021, the date this Plan was approved by the stockholders of the Company at the annual meeting of stockholders of the Company.

l.“Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.

m.“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

n.“Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of a Share as of a given date shall be, if the Shares are then traded on the New York Stock Exchange, the closing price of one Share as reported on the New York Stock Exchange on such date or, if the New York Stock Exchange is not open for trading on such date, on the most recent preceding date when the New York Stock Exchange is open for trading.

o.“Full Value Award” shall mean any Award other than an Option, Stock Appreciation Right or similar Award, the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award.

p.“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

q. “New York Stock Exchange” shall mean NYSE American LLC or any other national securities exchange on which the Shares may from time to time be listed or traded.

r.“Nonqualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

s.“Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option to purchase shares of the Company.

t.“Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.

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u.“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

v.“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

w.“Plan” shall mean this Core Molding Technologies, Inc. 2021 Long-Term Equity Incentive Plan.

x.“Prior Plan” shall mean the Core Molding Technologies, Inc. 2006 Long-Term Equity Incentive Plan, as amended.

y.“Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

z.“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

aa.“Rule16b-3” shall mean Rule16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

bb. “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

cc. “Securities Act” shall mean the Securities Act of 1933, as amended.

dd. “Share” or “Shares” shall mean a share or shares of common stock, $0.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

ee. “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

ff. “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

gg. “Subsidiary” shall mean any corporation, limited liability company, partnership or other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company. Notwithstanding the above, with respect to an Incentive Stock Option, Subsidiary shall have the meaning set forth in Section 424(f) of the Code.

Section 3.    Administration

a.Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations under Section 6 and Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the
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Committee, subject to the requirements of Section 409A and Section 6; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-United States jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

b.Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable law.

c.Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of Directors who qualify as independent directors within the meaning of the independence rules of the New York Stock Exchange or any other securities exchange applicable to the Company) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

d.Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. To the full extent permitted by law, the provisions of this Section 3(d) shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person's position with the Company.

Section 4.    Shares Available for Awards

a.Shares Available.

i.Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal the sum of (x) 410,000, (y) shares available for grant under the Prior Plan as of the Effective Date and (z) any Shares subject to any outstanding award under the Prior Plan that, after the Effective Date, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below.

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ii.On and after the Effective Date, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to the aggregate reserve under Section 4(a)(i)(y) and (z) above, and the number of Shares to be subtracted, the number of Shares added, or subtracted, shall be also determined in accordance with the Share counting rules described in Section 4(b) below.

b.Counting Shares. For purposes of this Section 4, except as set forth in this Section 4(b), if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For purposes of determining the number of Shares covered on the date of grant by a Stock Appreciation Right that is to be settled in Shares, the aggregate number of Shares with respect to which the Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon settlement). With respect to any Full Value Award, the number of Shares available for Awards under the Plan shall be reduced by one (1) Share for each Share covered by the Full Value Award. Notwithstanding the foregoing, the following special rules shall apply with respect to share counting under the Plan:

i.Shares Added Back to Reserve. Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is canceled without delivery of any Shares, then the number of Shares counted pursuant to this Section 4(b) against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

ii.Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in this Section 4(b), the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

iii.Cash-Only Awards. Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

iv.Substitute Awards Relating to Acquired Entities. Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

c.Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar
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corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

d.Award Limitations Under the Plan.

i.Annual Limitations for Awards Granted to Eligible Persons Other Than Non-Employee Directors. No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards denominated in Shares, for more than 200,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

ii.Annual Limitations for Awards Granted to Non-Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity-based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash-based compensation granted to a non-employee Director during any calendar year shall not exceed $175,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5.    Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards

a.Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

i.Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

ii.Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than ten (10) years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that
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on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain Directors or employees of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

iii.Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall, except as otherwise provided in this Section 6(a)(iii), be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

A.Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as payment of any exercise price.

B.Other Payment Methods. The Committee may, in its discretion, determine other methods by which the exercise price of an Option may be paid including, without limitation, (i) by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares, or (ii) through a broker-assisted market sale.

iv.Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

A.The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 924,823.

B.The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

C.All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board and the Effective Date.

D.Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

E.The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing
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more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

F.Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

b.Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations described in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

c.Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

i.Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee's general authority under Section 3(a), vesting of such Awards may, at the Committee's discretion, be conditioned upon the Participant's completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to minimum requirements in this Section 6). Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).

ii.Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-
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entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

d.Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied.

e.Other Stock-Based Awards; Substitute Awards.

i.The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(e)(i) shall contain a purchase right or an option-like exercise feature.

ii.The Committee may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another entity who become employees of the Company or an Affiliate as a result of a merger or consolidation of the former employing entity with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the former employing corporation. The Committee may direct that the substitute Awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

f.General.

i.Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

ii.Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

iii.Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and
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any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant's death.

iv.Restrictions: Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

v.Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company's stockholders, seek to effect any re-pricing of any previously granted “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Options or Stock Appreciation Rights for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

vi.Minimum Vesting and Limits on Acceleration. Except as provided below, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the commencement of the period over which performance is evaluated). Notwithstanding the foregoing, the following Awards that do not comply with the one (1) year minimum exercise and vesting requirements may be issued:

A.substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries;

B.Shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one (1) fiscal year;

C.any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4(b) of the Plan apply; and

D.Awards issued to non-employee Directors so long as the Awards provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual stockholders meeting date following the grant date, so long as the next annual
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stockholder meeting date is at least fifty (50) weeks after the immediately preceding annual meeting date.

If either the Committee or an Award Agreement waives the one- (1-) year minimum, such waiver shall cause the Award to count against the five percent (5%) pool unless the acceleration is limited to the events of the Participant's death or disability. The Committee shall not accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a Change in Control unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Change in Control event.

vii.Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control of the Company or due to the Participant's disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee's separation from service (or if earlier, upon the Specified Employee's death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

Section 7.    Amendment and Termination; Corrections

a.Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

i.require stockholder approval under the rules or regulations of the Securities and Exchange Commission, New York Stock Exchange or any other securities exchange that is applicable to the Company;

ii.increase the number of Shares authorized under the Plan as specified in Section 4(b) of the Plan;

iii.increase the number of Shares or value subject to the limitations contained in Section 4(d) of the Plan;

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iv.permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(f)(v) of the Plan; or

v.permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan.

b.Corporate Transactions. In the event of any Change in Control, reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

i.either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other securities, if any, with a Fair Market Value equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's vested rights with (aa) full vesting of time-based Awards and (bb) vesting of performance-based Awards at the target level of achievement of performance goals (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's vested rights, then such Award may be terminated by the Company without any payment), or (B) the replacement of such Award with other vested rights or securities with an equivalent Fair Market Value;

ii.that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

iii.that subject to Section 6(f)(vi), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

iv.that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

c.Correction of Defects. Omissions and Inconsistencies. The Committee may correct any defect (including, without limitation, typographical errors), supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.    Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value
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equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.

Section 9.    General Provisions

a.No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

b.Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

c.Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

d.No Rights of Stockholders. Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

e.No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

f.No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant's employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

g.Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
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h.Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

i.No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

j.Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

k.No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

l.Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10.    Forfeiture, Clawback, Recoupment

All Awards under this Plan shall be subject to partial or total forfeiture, clawback, reduction, cancellation or recoupment or other penalties to the extent that a Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of an Award for any reason (including, without limitation, by reason of a financial restatement, inaccurate financial statements, inaccurate performance metrics, mistake in calculations or administrative errors), and, to the extent the Award has been paid or settled, the Participant shall be required to repay an such excess amount to the Company.

Section 11.    Effective Date of the Plan

The Plan was adopted by the Board on April 5, 2021, and was approved by the stockholders of the Company at the annual meeting of stockholders of the Company held on the Effective Date.

Section 12.    Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on May 13, 2031 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

Adopted by the Board of Directors on April 5, 2021, and approved by the stockholders of the Company on May 13, 2021.

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